     As filed with the Securities and Exchange Commission on April 30, 2003

                       Registration Nos. 2-34221/811-1902

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Pre-Effective Amendment No.______

                         Post-Effective Amendment No. 51

                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 32

                        (Check appropriate box or boxes)

                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B
                -------------------------------------------------
                           (Exact Name of Registrant)

                      Name and Address of Agent for Service

                              JOHN K. CARTER, ESQ.
              SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                 ----------------------------------------------
                               (Name of Depositor)

               570 CARILLON PARKWAY, ST. PETERSBURG, FLORIDA 33716
               ---------------------------------------------------
              (Address of Depositor's Principal Executive Offices)
        Depositor's Telephone Number, including Area Code: (727) 299-1800

Name and Address of Agent for Service: Copy to:

                              JOHN K. CARTER, ESQ.
              SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716

                  Approximate date of proposed public offering:
    AS SOON AS PRACTICABLE AFTER EFFECTIVENESS OF THE REGISTRATION STATEMENT.

         It is proposed that this filing will become effective:

                  [ ] immediately upon filing pursuant to paragraph (b)


                  [X] on May 1, 2003 pursuant to paragraph (b)


                  [ ] 60 days after filing pursuant to paragraph (a)(1)

                  [ ] on pursuant to paragraph (a)(1)

                  [ ] 75 days after filing pursuant to paragraph (a)(2)

                  [ ] on ______________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                   Individual Equity Investment Fund Contracts
                  For Tax Deferred Individual Retirement Plans

            Issued by Transamerica Occidental Life Insurance Company

                                     (LOGO)

          1150 South Olive Street, Los Angeles, California 90015-22115

         Transamerica Occidental's Separate Account Fund B (the "Fund") offered three types of variable annuity contracts, which are called Individual Equity Investment Fund Contracts. These Contracts are Annual Deposit, Single Deposit Deferred and Single Deposit Immediate. These Contracts are for tax-qualified plans only. New Contracts are no longer being issued, but additional deposits may be made to existing Contracts.

         The investment objective of the Fund is long-term capital growth. The Fund pursues its investment objective by investing primarily in common stocks. Any income and realized capital gains will be reinvested. There are no assurances that the investment objective will be met. The Contract Owner bears all of the investment risk.

         This Prospectus contains information about the Fund and the related Contracts, which you should know before investing.

         This Prospectus should be kept for future reference.

         A Statement of Additional Information is incorporated herein by reference and has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available free by contacting, Transamerica Annuity Service Center, P.O. Box 3183, Cedar Rapids, Iowa 52406-3183 or, if by overnight mail, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. The phone number is 877-717-8861.


         The table of contents for the Statement of Additional Information is on page 18 of this Prospectus. The date of the Statement of Additional Information is May 1, 2003.



         This Prospectus and the Statement of Additional Information, as well as material incorporated by reference and other information regarding the Fund, may be obtained on the Securities and Exchange Commission's website at http://www.sec.gov.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2003

THE CONTRACTS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THE CONTRACTS FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. THE CONTRACTS INVOLVE INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                TABLE OF CONTENTS

(LOGO)


                                                           Page
                                                           ----
Terms Used in this Prospectus .................             3
Summary .......................................             4
Fee Table .....................................             4
Per Accumulation Unit Income and Capital
   Changes ....................................             5
   Financial Statements for the Fund and
     Transamerica Occidental Life Insurance
         Company ..............................             6
Transamerica Occidental Life Insurance
   Company and the Fund .......................             7
   Transamerica Occidental Life Insurance
        Company ...............................             7
   Insurance Marketplace Standards
        Association ...........................             7
   The Fund ...................................             7
   Investment Objective and Policies ..........             7
   Risks ......................................             8
Management of the Fund ........................             8
   The Investment Adviser .....................             9
Charges Under the Contracts ...................             9
   Charges Assessed Against the Deposits ......             9
   Charges Assessed Against the Fund ..........             9
   Premium Taxes ..............................            10
Description of the Contracts ..................            10
   Voting Rights ..............................            10
  Changes to Variable Annuity Contracts .......            11
  Inquiries ...................................            11
Annuity Period ................................            11
Death Benefits ................................            12
  Before Retirement ...........................            12
   After Retirement ...........................            12

Contract Values ...............................            12

  Annual Deposit Contract .....................            12
  Single Deposit Deferred Contract ............            12
  Single Deposit Immediate Contract ...........            13
     Accumulation Unit Value ..................            13
Written Requests ..............................            13
Underwriter ...................................            14
Surrender of a Contract .......................            14
Federal Tax Matters ...........................            14
  Introduction ................................            14
  Qualified Contracts .........................            15
  Tax Status of the Contract ..................            16
  Taxation of Annuities .......................            16
Legal Proceedings .............................            17
Table of Contents of the Statement of
    Additional Information ....................            18


THIS PROSPECTUS IS NOT AN OFFER TO PURCHASE THE CONTRACTS IN ANY STATE IN WHICH IT IS UNLAWFUL TO MAKE SUCH OFFER. NO SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. IF SUCH REPRESENTATIONS ARE MADE, DO NOT RELY ON THEM.

                          TERMS USED IN THIS PROSPECTUS

ACCUMULATION ACCOUNT       The account maintained under each Contract comprising
                           all Accumulation Units purchased under a Contract and, if applicable, any Net Deposit not yet applied to purchase Accumulation Units.

ACCUMULATION ACCOUNT VALUE The dollar value of an Accumulation Account.

ACCUMULATION UNIT          A unit purchased by the investment of a Net Deposit
                           in the Fund and used to measure the value of an Owner's interest under a Contract prior to the Retirement Date.

ANNUITANT                  The individual on whose behalf a Contract is issued.
                           Generally, the Annuitant will be the Contract Owner.


ANNUITY A series of monthly payments provided under a Contract for the Annuitant or the Annuitant's beneficiary. Annuity payments will be due and payable only on the first day of a calendar month.



ANNUITY CONVERSION RATE    The rate used in converting the Accumulation Account
                           Value to an Annuity expressed as the amount of the first Annuity payment to which the Annuitant or the beneficiary is entitled for each $1,000 of Accumulation Account Value.


ANNUITY SERVICE CENTER     The Annuity Service Center is P.O. Box 3183, Cedar
                           Rapids, Iowa 52406-3183 or, if by overnight mail, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. The phone number is 877-717-8861.

ANNUITY UNIT               A unit used to determine the amount of each Variable
                           Annuity payment after the first.

CODE The Internal Revenue Code of 1986, as amended, and the rules and regulations issued thereunder.

CONTRACT Any one of the Individual Equity Investment Fund Contracts (Annual Deposit, Single Deposit Deferred, or Single Deposit Immediate) described in this Prospectus.

CONTRACT OWNER             The party to the Contract who is the owner of the
                           Contract. Generally, the Contract Owner is the
                           Annuitant.

DEPOSIT An amount paid to Transamerica Occidental Life Insurance Company pursuant to a Contract.

NET DEPOSIT                That portion of a Deposit remaining after deduction
                           of any premium for Contract riders, charges for sales and administration expense and for any applicable premium taxes.


RETIREMENT DATE            The date on which the first Annuity payment is
                           payable under a Contract.



VALUATION DATE             Each day on which the New York Stock Exchange is open
                           for trading. Transamerica Occidental Life Insurance
                           Company is open for business whenever the New York
                           Stock Exchange is open.


VALUATION PERIOD           The period from the close of trading on the New York
                           Stock Exchange on one Valuation Date to the close of trading on the New York Stock Exchange on the next
                           Valuation Date.

                                     SUMMARY


         The Fund was established on June 26, 1968, as an open-end diversified investment company. The Fund's investment objective is long-term capital growth. It invests primarily in equity securities. (See "Investment Objective and Policies" on page 7.)

         Risks of investing in the Fund include fluctuation in value and possible loss of principal due, in part, to fluctuation of stock prices.

         The Fund receives investment advice from AEGON/Transamerica Fund Advisers, Inc., the Fund's adviser ("ATFA" or "Adviser"), and from Transamerica Investment Management, LLC, the Fund's sub-adviser ("TIM" or "Sub-Adviser").

         The Fund issued Contracts designed for qualified plans. Three types of Contracts were offered--Annual Deposit, Single Deposit Deferred and Single Deposit Immediate. (See "Description of the Contracts" on page 10.) The Contracts are no longer being offered, but additional deposits may be made to existing Contracts.

         A maximum 6-1/2% sales expense and 2% administration expense, plus state premium taxes currently ranging from 0% to 3-1/2%, are deducted from each deposit. This is equivalent to 9.29% of the net deposit after deducting sales and administrative expenses but before deducting premium taxes. (See page 9.)

         A mortality and expense risk charge is charged the Fund at an annual rate of 1.00% of the value of the average daily net assets. The Fund also pays the Adviser an investment management fee at an annual rate of 0.30% of the Fund's average daily net assets. (See page 9.)

         Annual Deposit and Single Deposit Deferred Contracts may be surrendered prior to the selected retirement date. The surrender value is determined when the written request for surrender is received. (See page 12.) There is no surrender charge. Withdrawals may be taken and may be taxable, and a federal penalty tax may be assessed upon withdrawals of amounts accumulated under the Contract before age 59-1/2.

         You may also choose to receive benefits in the form of an annuity. (See page 11.)


                                    FEE TABLE

         The following table and examples, are included to assist you in understanding the transaction and operating expenses imposed under the Contracts. The standardized tables and examples assume the highest deductions possible under the Contracts, whether or not such deductions actually would be made from your Contract.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchases:...........................      6 1/2%

       TOTAL DEPOSITS
          UNDER THE                               SALES EXPENSE
          CONTRACT                           AS A PERCENT OF DEPOSIT
       --------------                        -----------------------
       First $15,000..............                    6 1/2%
       Next  $35,000..............                    4 1/2%
       Next $100,000..............                        2%
       Excess.....................                      1/2%

Administration Expense Imposed on Purchases:................     2%

         TOTAL DEPOSITS
            UNDER THE                        ADMINISTRATION EXPENSE
            CONTRACT                         AS A PERCENT OF DEPOSIT
         --------------                      -----------------------
         First $15,000..............                     2%
         Next $35,000...............                 1 1/2%
         Next $100,000..............                   3/4%
         Excess.....................                  None

Maximum Total Contract Owner Transaction Expenses:(1).................   8 1/2%

                                                 TOTAL CONTRACT
                                                      OWNER
                                                   TRANSACTION
       TOTAL DEPOSITS                               EXPENSES
          UNDER THE                                  AS % OF
          CONTRACT                                TOTAL DEPOSIT
       --------------                            ---------------
       First $15,000..............                    8 1/2%
       Next $35,000...............                        6%
       Next $100,000..............                    2 3/4%

---------------

         (1) Premium taxes are not shown. Charges for premium taxes, if any, are deducted when paid, which may be upon annuitization. In certain states, a premium tax charge may be deducted from each deposit.


ANNUAL EXPENSES (as a percentage of average daily net assets)

  Management Fee:....................................     0.30%
  Mortality and Expense Risk Charge:.................     1.00%
  Other Expenses:....................................     None
         Total Annual Expenses:......................     1.30%


EXAMPLE Assuming the Contract is surrendered at the end of the periods shown,(2)

         a $1,000 investment would be subject to the following expenses, assuming a 5% annual return on assets.



        1 YEAR           3 YEARS        5 YEARS      10 YEARS
        ------           -------        -------      --------
          $97             $123           $150           $228


---------------

         (2) The Contracts are designed for retirement planning. Surrenders prior to the retirement date are not consistent with the long-term purposes of the Contracts and income tax and tax penalties may apply. Premium tax charges may be applicable.

         This example should not be considered a representation of past or future expenses and charges. Actual expenses may be greater or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. See "Charges Under the Contract" in this Prospectus.

                PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES

         On a per unit basis for an Accumulation Unit outstanding throughout the year, the Fund's income and capital changes are shown below. The information as of December 31, 2002 and for each of the five years in the period then ended was derived from financial statements which were audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements are included in the Statement of Additional Information.

                                2002      2001      2000      1999      1998      1997      1996      1995      1994       1993
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
INCOME AND EXPENSE
Investment income              $ 0.139   $ 0.141   $ 0.096   $ 0.097   $ 0.098   $ 0.077   $  .071   $  .044   $  .040   $  .046
Expenses                         0.345     0.436     0.598     0.456     0.328      .244      .163      .125      .089      .081
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net Investment (loss) income    (0.206)   (0.295)   (0.502)   (0.359)   (0.230)   (0.167)    (.092)    (.081)    (.049)    (.035)

CAPITAL CHANGES
Net realized and unrealized
gains (loss) on investments     (7.454)   (6.659)   (4.558)   13.132    10.447     6.701     3.217     3.880      .563     1.306
Net increase (decrease) in
Accumulation Unit Value         (7.660)   (6.954)   (5.059)   12.773    10.217     6.534     3.125     3.799      .514     1.271
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Accumulation Unit
 Value:
  Beginning of period            31.80    38.754    43.813    31.040    20.823    14.289    11.164     7.365     6.851     5.580
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  End of period                  24.14   $31.800   $38.754   $43.813   $31.040   $20.823   $14.289   $11.164   $ 7.365   $ 6.851
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Ratio of expenses to average
 accumulation fund balance        1.28%     1.29%     1.33%     1.29%     1.32%     1.33%     1.31%     1.32%     1.31%     1.30%

Ratio of net investment
income (loss) to average
accumulation fund balance        (0.77)%   (0.87)%   (1.12)%   (1.02)%   (0.92)%   (0.91)%    (.74)%    (.86)%    (.72)%    (.57)%

Portfolio Turnover Rate          32.69%    58.91%    49.87%    34.45%    53.78%    15.21%    32.94%    17.17%    30.62%    41.39%

Number of Accumulation Units
outstanding at end of period
(000 omitted)                    2,798     2,936     3,028     3,084     3,193     3,273     3,431     3,598     3,749     3,820

         FINANCIAL STATEMENTS FOR THE FUND AND TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

         The audited financial statements and reports of independent auditors for the Fund and Transamerica Occidental Life Insurance Company may be found in the Statement of Additional Information which may be obtained, without charge, by contacting the Transamerica Annuity Service Center.

           TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND THE FUND

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

         Transamerica Occidental Life Insurance Company ("Transamerica Occidental") is a stock life insurance company incorporated in the state of California on June 30, 1906. Effective December 31, 2000, the state of domicile for Transamerica Occidental was changed to Iowa. It is principally engaged in the sale of life insurance and annuity policies. Its home office is at 1150 South Olive Street, Los Angeles, California 90015-2211. It is an indirect, wholly owned subsidiary of AEGON N.V., an international insurance group.


INSURANCE MARKETPLACE STANDARDS ASSOCIATION

         In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry established the Insurance Marketplace Standards Association ("IMSA").

         As an IMSA member, Transamerica Occidental agrees to follow a set of standards in its advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which is included on advertising and promotional materials, demonstrates that Transamerica Occidental takes its commitment to ethical conduct seriously.


THE FUND

         The Fund was established under California law on June 26, 1968, as a separate account by the Board of Directors of Transamerica Occidental.

         The assets of the Fund are owned by Transamerica Occidental, but they are held separately from other assets of Transamerica Occidental. California law requires the Fund's assets to be held in Transamerica Occidental's name, but Transamerica Occidental is not a trustee with respect to the Fund's assets. Income, gains and losses, whether or not realized, from assets allocated to the Fund are, in accordance with the Contracts, credited to or charged against the Fund without regard to other income, gains or losses of Transamerica Occidental. The Fund is not affected by the investment or use of other Transamerica Occidental assets. Section 10506 of the California Insurance Law provides that the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the insurance company (except to the extent assets in the separate account exceed the reserves and the liabilities of the separate account).

         The Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and meets the definition of a separate account under the federal securities laws. There are no sub-accounts of the Fund.

         Obligations under the Contracts are obligations of Transamerica Occidental.

         The Fund is managed by a Board of Managers (the "Board").

INVESTMENT OBJECTIVE AND POLICIES

         The Fund has certain fundamental investment policies which may not be changed unless authorized by a majority vote (as that term is defined in the 1940 Act) of Contract Owners. These fundamental policies are described in the Statement of Additional Information.

         The Fund's investment objective is long-term capital growth. This objective may not be achieved. The Fund's investment objective may be changed by the Board of Managers without Shareholder approval.

         The Fund pursues its investment objective by investing principally in listed and unlisted common stock, that is, stocks that are listed on an exchange and those that trade in the over-the-counter market.

         The Fund may also invest in debt securities and convertible or preferred stock having a call on convertible to common stock, by means of a conversion privilege or attached warrants, and warrants or other rights to purchase common stock. Unless market conditions indicate otherwise, the Fund's portfolio will be invested in such equity-type securities. However, when market conditions warrant it, a portion of the Fund's assets may be held in cash or debt securities.

         As to 75% of the value of its total assets, the Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations of the United States Government and instrumentalities thereof. However, holdings may exceed the 5% limit if it results from investment performance and is not the result, wholly or partially, of purchases.

         Not more than 10% of the voting securities of any one issuer will be acquired. Investments will not be made in the securities of a company for the purpose of exercising management or control in that company.

         The Fund does not currently intend to make investments in the securities of other investment companies. The Fund does reserve the right to purchase such securities, subject to the following limitations: the Fund will not purchase such securities if it would cause (1) more than 10% of the value of the total assets of the Fund to be invested in securities of registered investment companies; or (2) the Fund to own more than 3% of the total outstanding voting stock of any one investment company; or (3) the Fund to own securities of any one investment company that have a total value greater than 5% of the value of the total assets of the Fund; or (4) together with other investment companies advised by ATFA, the Fund to own more than 10% of the outstanding voting stock of a closed-end investment company.

         Purchases or acquisitions may be made of securities which are not readily marketable by reason of the fact that they are subject to the registration requirements of the Securities Act of 1933 or the salability of which is otherwise conditioned ("restricted securities"), as long as any such purchase or acquisition will not immediately result in the value of all such restricted securities exceeding 10% of the value of the Fund's net assets. It is the policy of the Board not to invest more than 10% of the Fund's total assets in restricted securities.

         The Sub-Adviser uses a "bottom up" approach to investing. It focuses on identifying fundamental change in its early stages and investing in premier companies. The Sub-Adviser believes in long-term investing and does not attempt to time the market. The Fund is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a premier company in the Sub-Adviser's opinion.

         The Sub-Adviser buys securities of companies it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

         -        Shareholder-oriented management

         -        Dominance in market share

         -        Cost production advantages

         -        Leading brands

         -        Self-financed growth

         -        Attractive reinvestment opportunities

RISKS


         Since the Fund invests principally in equity securities, the value of its shares will fluctuate in response to general economic and market conditions. Financial risk comes from the possibility that current earnings of a company the Fund invests in may fall, or that its overall financial circumstances may decline, causing the security to lose value. Since the Fund may invest in foreign securities, these prices are subject to fluctuation due to instability in political, economic and social structures in those countries.


                             MANAGEMENT OF THE FUND

         The Fund is managed by the Board. The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board of Directors of Transamerica Occidental and the Board of the Fund. ATFA develops and implements and investment program subject to the supervision of the Board.

THE INVESTMENT ADVISER

         ATFA is adviser to the Fund. In addition to the Fund, ATFA also serves as adviser to the following investment management companies: AEGON/Transamerica Series Fund, Inc., IDEX Mutual Funds, Transamerica Income Shares, Inc. and Transamerica Index Funds, Inc. ATFA is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) and AUSA Holding Company (22%), both of which are indirect wholly owned subsidiaries of AEGON N.V.

         Under the terms of the Advisory Agreement, as adviser, ATFA may hire a sub-adviser to furnish investment advice and recommendations regarding the Fund's portfolio. The adviser also monitors the sub-adviser's buying and selling of securities, is responsible for obtaining and evaluating pertinent economic data relevant to the investment policy of the Fund and developing and implementing an investment program for the Fund Investment decisions regarding the composition of the Fund's portfolio and the nature and timing of changes in the portfolio are subject to the control of the Board.

         TIM acts as sub-adviser to the Fund and provides investment research reports and other services at the request of the Adviser. TIM, located at 1150 South Olive Street, Los Angeles, California 90015-2211, is wholly owned by Transamerica Investment Services ("TIS"). TIS parent was acquired in 1999 by AEGON, N.V. The address for ATFA is 570 Carillon Parkway, St. Petersburg, Florida 33716.


                           CHARGES UNDER THE CONTRACTS

CHARGES ASSESSED AGAINST THE DEPOSITS

         Transamerica Occidental makes a deduction from each deposit for sales and administrative expenses. No such charges will be assessed against deposits made from insurance or annuity policies issued by Transamerica Occidental which are transferred to the Fund. The sales expense charge ranges from 6-1/2% to 1/2% and the charge for the administration expense is from 2% to none. (See "Fee Table" on page 4.) The sales expense plus the administrative expense are equivalent to the following percentages of the net deposit after deduction of these expenses.


                               SALES AND ADMINISTRATIVE          SALES AND ADMINISTRATIVE EXPENSES AS A
TOTAL DEPOSITS UNDER THE      EXPENSES AS A PERCENTAGE OF                     PERCENTAGE
      CONTRACT                         DEPOSIT                              OF NET DEPOSIT
------------------------      ---------------------------        --------------------------------------
First $15,000                            8 1/2%                                   9.29%
Next $35,000                                 6%                                   6.38%
Next $100,000                            2 3/4%                                   2.83%
Excess                                     1/2%                                   0.50%


         The sales expense charge is retained by Transamerica Occidental as compensation for the cost of selling the Contracts. Transamerica Occidental pays the Underwriter and the Underwriter's registered representatives for the sale of the Contracts. (See "Contract Values" for more information about the Underwriter.) The distribution expenses may exceed amounts deducted from Deposits as sales expenses. Transamerica Occidental will bear any such additional expense from surplus, including profits, if any, from the mortality and expense risk charge. Transamerica Occidental pays the sales expense charge to the Underwriter as full commission.

         The administrative expense charge will be retained by Transamerica Occidental for its administrative service.

CHARGES ASSESSED AGAINST THE FUND

         At the end of each Valuation Period, the Accumulation and Annuity Unit values are reduced by a mortality and expense risk charge at an annual rate of 1.00% and an investment management charge at an annual rate of 0.30% of the value of the aggregate net assets of the Fund. Amounts of such charges may be withdrawn periodically from the Fund. The mortality risks assumed by Transamerica Occidental arise from its contractual obligations to make settlement option payments determined in accordance with the settlement option tables and other provisions contained in the Contracts and to pay death benefits prior to Retirement Dates. The expense risk assumed by Transamerica Occidental is the risk that Transamerica Occidental's actual expenses in administering the contracts will exceed the amount recovered through the administrative expense charge. The investment management charge is paid to the Adviser.

         Transamerica Occidental may realize a profit from the mortality and expense risk charge.

         There are no other fees assessed against the Fund.

PREMIUM TAXES

         Transamerica Occidental may be required to pay premium or retaliatory taxes currently ranging from 0% to 3.5% in connection with deposits or values under the Contracts. Depending upon applicable state law, Transamerica Occidental may deduct a premium tax charge for taxes incurred with respect to a particular Contract from the deposits, from amounts withdrawn, or from amounts applied on the Annuity Date. In some states, charges for both direct premium taxes and retaliatory premium taxes may be imposed at the same or different times with respect to the same deposit, depending upon applicable state law.

                          DESCRIPTION OF THE CONTRACTS

         The Fund offered three types of variable annuity contracts, which are called Individual Equity Investment Fund Contracts. These Contracts were Annual Deposit, Single Deposit Deferred and Single Deposit Immediate. These Contracts are for tax qualified plans only. New Contracts are no longer being issued, but additional deposits may be made to existing Contracts.

         The Contract Owner has all rights under the Contract during the accumulation period. These include: voting rights, selection of the proposed annuitant; surrendering any portion of the Accumulation Account Value; electing a Retirement Date and an annuity option; and selecting of beneficiaries.

         The Contract Owner retains his or her voting rights and right to select beneficiaries, if the annuity option permits, once the annuity begins.

         After the death of the annuitant, the beneficiaries have the right to the Accumulation Account Value, if any, remaining in the Contract.

VOTING RIGHTS

         Pursuant to the Rules and Regulations of the Fund, as amended by the Board, the Fund is generally not required to hold regular meetings of Contract Owners and does not anticipate holding annual meetings. Under the Rules and Regulations of the Fund, however, Contract Owners' meetings will be held in connection with the following matters: (1) the election or removal of a member or members of the Board if a meeting is called for such purpose; (2) the approval of any Contract for which approval is required by the 1940 Act; and (3) such additional matters as may be required by law, the Rules and Regulations of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the Board may consider necessary or desirable. Contract Owners may apply to the Board to hold a meeting under circumstances provided for in the Rules and Regulations of the Fund. The Contract Owners also would vote upon any changes in fundamental investment objectives, policies or restrictions.

         Contract Owners are entitled to vote in person or by proxy at the Fund's meetings.

         If Contract Owners hold a meeting, the method to calculate votes is shown below:

         The number of votes which a Contract Owner may cast is based on the Accumulation Account Value established on a Valuation Date not more than 100 days prior to a meeting of Contract Owners.

                  (1) When the Valuation Date is prior to the Retirement Date, the number of votes will equal the Contract Owner's Accumulation Account Value divided by 100.

                  (2) When the Valuation Date is on or after the Retirement Date, the number of votes will equal the amount of the reserve established to meet Variable Annuity obligations related to the Contract divided by 100. (Accordingly, as the amount of the reserve diminishes during the Annuity payment period, the number of votes which a Contract Owner may cast decreases.)

         The number of votes will be rounded to the nearest vote; however, each Contract Owner will have at least one vote.

         Contract Owners other than those described herein, the reserves for which are maintained in the Fund, shall also be entitled to vote. The number of votes which such persons shall be entitled to cast shall be computed in the same manner as described above.

         To be entitled to vote, a Contract Owner must have been a Contract Owner on the date on which the number of votes was determined.

         Each Contract Owner shall receive a notice of the meeting of Contract Owners and a statement of the number of votes attributable to his/her Contract. Such notice will be mailed to the Contract Owner at the address maintained in the Fund's records at least 20 days prior to the date of the Contract Owners' meeting. Contract Owners acting as trustees for pension and profit sharing plans wishing to solicit instructions as to their vote from plan participants will be furnished additional copies of the Notice of Meeting and Proxy Statement upon request.

CHANGES TO VARIABLE ANNUITY CONTRACTS

         Transamerica Occidental has the right to amend the Contracts to meet current applicable federal or state law or regulations or to provide more favorable annuity Conversion Rates. Each Contract Owner will be notified of any amendment to the Contract relating to any changes in federal or state laws.

         The Contract Owner may change beneficiaries, Annuity commencement date or Annuity option prior to the Annuity commencement date.

         Transamerica Occidental reserves the right to deregister the Fund under the 1940 Act.

INQUIRIES

         A Contract Owner may request information concerning a Contract by written request, to Transamerica Annuity Service Center at P.O. Box 3183 Cedar Rapids, Iowa 52406-3183. The phone number is 877-717-8861.

                                 ANNUITY PERIOD

         Subject to limitations under federal law, Contract Owners may select an annuity option, by written request to Transamerica Occidental at least 60 days prior to commencement of an Annuity. The monthly annuity benefit is determined by the age of the Annuitant, any joint annuitant and the option selected. The Contracts have three standard annuity options:

                  (1) A variable annuity with monthly payments during the lifetime of the Annuitant. No minimum number of payments is guaranteed, so that only one such payment is made if the Annuitant dies before the second payment is due;

                  (2) A variable annuity paid monthly to the Annuitant and any joint annuitant as long as either shall live. No minimum number of payments is guaranteed, so that only one such payment is made if both the Annuitant and joint annuitant die before the second payment is due; and

                  (3) A variable annuity paid monthly during the lifetime of the Annuitant with a minimum guaranteed period of 60, 120 or 180 months. If an Annuitant dies during the minimum period, the unpaid installments for the remainder of the minimum period will be payable to the beneficiary. However, the beneficiary may elect the commuted value to be paid in one sum. The lump sum value will be determined on the Valuation Date the written request is received in the Home Office.

         Upon Transamerica Occidental's approval, other options may be selected. The form of Annuity with the fewest number of guaranteed monthly payments will provide the largest monthly payments.

         If the Contract Owner does not select any annuity option, or a lump-sum payment, the funds remain in the Accumulation Account. There may be adverse tax consequences if the funds remain in the Accumulation Account subsequent to the calendar year following the year of the Annuitant's attainment of age 70-1/2.

         The minimum amount on the first monthly payment is $20. If the first monthly payment would be less than $20, Transamerica Occidental may make a single payment equal to the total value of the Contact Owner's Accumulation Account.

         For qualified plans under Section 401, and 403(b) of the Internal Revenue Code of 1986 as amended (the "Code"), distributions from a Contract generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Annuitant (i) reaches age 70-1/2 or
(ii) retires, and must be made in a specified form or manner. If the plan is an IRA described in Section 408, or if the Annuitant is a "5 percent owner" (as described in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age 70-1/2.

         For information regarding the calculation of annuity payments, see the Annuity Payments section of the Statement of Additional Information.


                                 DEATH BENEFITS

Death Benefits--Before Retirement Date

         (1) FOR SINGLE AND ANNUAL DEPOSIT CONTRACTS:


                  In the event an Annuitant dies prior to the selected Retirement Date, Transamerica Occidental will pay to the Annuitant's beneficiary the Accumulation Account Value based on the Accumulation Unit value determined on the Valuation Date coinciding with or next following the later of (i) the date adequate proof of death is received by Transamerica Occidental or (ii) the date Transamerica Occidental receives notice of the method of payment selected by the beneficiary. Subject to certain limitations imposed by the Code, upon written request after the death of the Annuitant, the beneficiary may elect, in lieu of the payment of such value in one sum, to have all or a part of the Accumulation Account Value applied under one of the forms of Annuities described under "Annuity Period," or elect an optional method of payment subject to agreement by Transamerica Occidental and in compliance with applicable federal and state law.

         (2) FOR IMMEDIATE CONTRACTS:

                  In the event an Annuitant dies prior to the selected Retirement Date, Transamerica Occidental will pay to the Annuitant's beneficiary the Accumulation Account Value based on the Accumulation Unit value determined on the Valuation Date coinciding with or next following the date proof of death is received by Transamerica Occidental.


Death Benefit--On or After Retirement Date

         If the Annuitant's death occurs on or after the Retirement Date, death benefits, if any, payable to the beneficiary shall be as provided under the Annuity option or elected optional method of payment then in effect.


                                 CONTRACT VALUES

         ANNUAL DEPOSIT CONTRACT--

         This Contract provides for Deposits to be made annually or more frequently, but no Deposit may be less than $10 and the aggregate minimum Deposit must be $120 in any Contract year. Deposits may be increased on a Contract anniversary, but annual Deposits may not be increased to more than three times the first year's Deposit without consent from Transamerica Occidental. The non-forfeiture provision of the Contract will be applied if annual Deposits are not paid when due or during a 31-day grace period. The effect of this provision is that if a Deposit is not received within five years of the last Deposit date, Deposits may not be resumed, but Contract benefits remain in full force.

         SINGLE DEPOSIT DEFERRED CONTRACT--

         This Contract provides for a single Deposit when the Contract is issued. Additional Deposits of at least $20 each may be made anytime within the first five Contract years. Thereafter, Transamerica Occidental must give its consent to further Deposits. The minimum initial Deposit is $1,000; Transamerica Occidental reserves the right to reduce the minimum.

         A Retirement Date is specified in the application for Annual Deposit and Single Deposit Individual Equity Investment Fund Contracts, but may be changed by a Written Request to Transamerica Occidental at its Home Office at least 60 days before an Annuity is to commence.

                       SINGLE DEPOSIT IMMEDIATE CONTRACT--

         This Contract provides for a single Deposit to be accepted when the Contract is issued which will begin an Annuity. The issue date of the Contract is the last Valuation Date of the second calendar month preceding the Retirement Date specified in the Contract. The minimum Deposit is $2,500. Transamerica Occidental reserves the right to reduce the minimum. The Retirement Date may not be changed.

         Net Deposits are immediately credited to the Contract Owner's Accumulation Account in the Valuation Period in which they are received at Transamerica Occidental's Home Office.

         The number of Accumulation Units created by a Net Deposit is determined on the Valuation Date on which the Net Deposit is invested in the Fund by dividing the Net Deposit by the Accumulation Unit Value on that Valuation Date. The number of Accumulation Units resulting from each Net Deposit will not change.

ACCUMULATION UNIT VALUE

         The Accumulation Unit Value was set at $1.00 on November 26, 1968. The Accumulation Unit Value is determined at the end of a Valuation Period by multiplying the Accumulation Unit Value determined at the end of the immediate preceding Valuation Period by the Investment Performance Factor for the current Valuation Period and reducing the result by the mortality and expense risk charge.

         The Investment Performance Factor is determined at the end of each Valuation Period and is the ratio of A/B where "A" and "B" mean the following:

         "A" is the value of the Fund as of the end of such Valuation Period immediately prior to making any Deposits into and any withdrawals from the Fund, reduced by the investment management charge assessed against such value at an annual rate of 0.30%.

         "B" is the value of the Fund as of the end of the preceding Valuation Period immediately after making any Deposits into and any withdrawals from the Fund, including any charges for expense and mortality risks assessed against the Fund on that date.

         The market value of the Fund's assets for each Valuation Period is determined as follows: (1) each security's market value is determined by the last closing price as reported on the Consolidated Tape; (2) securities that are not reported on the Consolidated Tape but where market quotations are available, i.e., unlisted securities, are valued at the most recent bid price; (3) value of the other assets and securities where no quotations are readily available is determined in a manner directed in good faith by the Board.

         The Consolidated Tape is a daily report listing the last closing price quotations of securities traded on all national stock exchanges including the New York Stock Exchange and reported by the National Association of Securities Dealers, Inc. and Instinet.

         The Fund's net value is calculated by reducing the market value of the assets by liabilities at the end of a Valuation Period.


                                WRITTEN REQUESTS

         An original signature is required on all written requests. If a signature on record does not compare with that on the written request, Transamerica Occidental reserves the right to request a Bank Signature Guarantee before processing the request. Written requests and other communications are deemed to be received by Transamerica Occidental on the date they are actually received at the Transamerica Annuity Service Center unless they are received on a day when, or after the time that, the New York Stock Exchange is closed. In this case, the written request will be deemed to be received on the next day when the Accumulation Unit Value is calculated.


                                   UNDERWRITER

         Transamerica Financial Advisors, Inc. is the principal Underwriter for the Contracts. Its address is 1150 South Olive Street, Los Angeles, California 90015-2211. It is a wholly owned subsidiary of Transamerica Insurance Corporation of California, which is wholly owned by Transamerica Corporation.

                             SURRENDER OF A CONTRACT


         Surrender and withdrawal privileges apply only to Annual Deposit and Single Deposit Deferred Contracts prior to the Retirement Date. There are no surrender or withdrawal privileges for Immediate Contracts.

         A written request by the Contract Owner must be received at the Annuity Service Center for either a withdrawal from or the surrender of Accumulation Account Value. Mail such a request to P.O. Box 3183 Cedar Rapids, Iowa 52406-3183 or, if overnight mail, to 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499. The phone number is 877-717-8861. Accumulation Units will be canceled with the equivalent dollar amount withdrawn or surrendered. The Accumulation Unit value used to determine the number of Accumulation Units canceled shall be the value established at the end of the Valuation Period in which the written request was received. The Accumulation Account Value less any applicable premium tax charge will be paid within seven days following receipt of the written request which includes verification of spousal consent as required by any applicable law or regulations. However, Transamerica Occidental may postpone such payment: (1) if the New York Stock Exchange is closed or trading on the Exchange is restricted, as determined by the Securities and Exchange Commission;
(2) when an emergency exists, as defined by the Commission's rules, and fair market value of the assets cannot be determined; or (3) for other periods as the Commission may permit.


         There are no charges for withdrawals or surrender of the Contract. However, withdrawals and surrenders may be taxable and subject to penalty taxes.

         The Contract must be surrendered if a withdrawal reduces the Accumulation Account Value below $10 for an Annual Deposit Deferred Contract or $20 for a Single Deposit Deferred Contract.

         Any Contract withdrawal may be repaid within five years after the date of each withdrawal (other than Contracts issued under Code Section 401(a), 403(b), 408, or 457, or an H.R. 10 Plan) but only one repayment can be made in any twelve-month period. Transamerica Occidental must be given a concurrent Written Request of repayment. The sales charges will not be deducted from the Deposit repayment, but the administrative charge will be assessed.

         A Participant in the Texas Optional Retirement Program ("ORP") is required to obtain a certificate of termination from the Participant's employer before a Contract can be surrendered. This requirement is imposed because the Attorney General of Texas has ruled that Participants in the ORP may surrender their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability.

         Restrictions may apply to variable annuity contracts used as funding vehicles for Code Section 403(b) retirement plans and Section 401(k) plans. The Code restricts the distribution under Section 403(b) annuity contracts of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributable to elective contributions held as of the end of the last plan year beginning before January 1, 1989. Other funding alternatives may exist under a 403(b) plan to which a Participant may transfer his/her investment from the Contract.

                               FEDERAL TAX MATTERS

INTRODUCTION

         The following discussion is a general description of Federal tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a Contract. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon Transamerica Occidental's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

         The Contracts may be purchased and used only in connection with plans qualifying for favorable tax treatment ("Qualified Contracts"). The Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), or 408 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to the Contract Owner, Participant, the Annuitant, or the beneficiary depends on the type and terms of the retirement plan, on the tax and employment status of the individual concerned and on the employer's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of the Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

QUALIFIED CONTRACTS

         The Contract is designed for use with several types of qualified plans. The tax rules applicable to Annuitants in qualified plans, including restrictions on contributions and benefits, taxation of distributions, and any tax penalties, vary according to the type of plan and the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, aggregate distributions in excess of certain amounts annually, distributions prior to age 59-1/2 (subject to certain exceptions), distributions that do not satisfy specified requirements, and certain other transactions with respect to qualified plans. Therefore, no attempt is made to provide more than general information about the use of the Contract with the various types of qualified plans. Annuitants and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are brief descriptions of the various types of qualified plans. The Contract may be amended as necessary to conform to the requirements of the plan.

1. Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans

         Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the Annuitant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments. Under certain circumstances, 20% withholding will apply to distributions from these retirement plans, unless the distribution is directly transferred to another eligible retirement plan.

2. Individual Retirement Annuities and Individual Retirement Accounts

         Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account (each hereinafter referred to as "IRA"). IRAs are subject to limitations on the amount which may be contributed and deducted and the time when distributions must commence. Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. Owners of the Contract for use with IRAs should have supplemental information required by the Internal Revenue Service or any other appropriate agency. Owners should seek competent advice regarding use of the Contract for IRAs.

3. Tax-Sheltered Annuities

         Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of premiums from gross income for tax purposes. These annuity contracts are commonly referred to as "Tax Sheltered Annuities." Premiums paid pursuant to salary reduction agreements and excluded from gross income will be subject to Social Security and Medicare taxes. Subject to certain exceptions, withdrawals under Tax Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made after the Annuitant attains age 59-1/2, upon the Annuitant's separation from service, upon the Annuitant's death or disability, or for an amount not greater than the total of such contributions in the case of hardship.

4. Restrictions under Qualified Contracts

         Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

5. General

         Additional Deposits under a Contract must qualify for the same federal income tax treatment as the initial Deposit under the Contract; Transamerica Occidental will not accept an additional Deposit under a Contract if the federal income tax treatment of such Deposit would be different from that of the initial Deposit.

TAX STATUS OF THE CONTRACT

         The following discussion is based on the assumption that the Contracts qualify as annuity contracts for Federal income tax purposes.

TAXATION OF ANNUITIES

1. In General

         Section 72 of the Code governs taxation of annuities in general. Transamerica Occidental believes that a Contract Owner generally is not taxed on increases in the value of a Qualified Contract until distribution occurs by withdrawing all or part of the Accumulation Account Value (e.g., partial withdrawals and surrenders) or as Annuity Payments under the Annuity option elected. For this purpose, if such is allowed for the Qualified Contract, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Account Value or any portion of an interest in the qualified plan generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

2. Surrenders

         In the case of a surrender under a Qualified Contract, under section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of any individual under a Contract which was not excluded from the individual's gross income. For a Contract issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.

3. Annuity Payments

         Although tax consequences may vary depending on the annuity option elected under the Contract, under Code Section 72(b), generally gross income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the "investment in the contract" bears to the expected return at the date annuity payments begin. In this respect (prior to recovery of the "investment in the contract"), there is generally no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each income payment is taxable. In all cases, after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.

4. Penalty Tax

         In the case of a distribution pursuant to a Qualified Contract, there may be imposed a federal penalty tax under Section 72(t) of the Code, which may depend on the type of qualified plan and the particular circumstances. Competent tax advice should be sought before a distribution is requested.

5. Transfers, Assignments, or Exchanges of the Contract

         A transfer of ownership of a Contract, the designation of an Annuitant or other beneficiary who is not also the Owner, or the exchange of a Contract are generally prohibited for Qualified Contracts and if made may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange of a Contract should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

6. Withholding

         Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions, except that withholding may be mandatory with respect to distributions from Contracts issued in connection with Section 401(a), 403(a) and 403(b) plans.

7. Death Benefits

         Amounts may be distributed from a Contract because of the death of an Annuitant or Owner. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sun, they are treated like a surrender, or (ii) if distributed under an annuity option, they are treated like an annuity payment.

8. Other Tax Consequences

         As noted above, the foregoing discussion of the federal income tax consequences under the Contract is not exhaustive and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect Transamerica Occidental's understanding of current law and the law may change. Federal gift and estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Annuitant or recipient of the distribution. A competent tax advisor should be consulted for further information.

9. Possible Changes in Taxation

         Legislation has been proposed in the past that, if enacted, would adversely modify the Federal taxation of certain insurance and annuity contracts. For example, one proposal would reduce the "investment in the contract" under cash value life insurance and certain annuity contracts by certain amounts, thereby increasing the amount of income for purpose of computing gain. Although the likelihood of there being any changes is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of change). You should consult a tax advisor with respect to legislative developments and their affect on the Contract.

                                LEGAL PROCEEDINGS

         There are no material legal proceedings pending to which the Fund is a party; nor are there material legal proceedings involving the Fund to which Transamerica Occidental, the Adviser or Sub-Adviser, or the Underwriter are parties.

                      TABLE OF CONTENTS OF THE STATEMENT OF
                             ADDITIONAL INFORMATION


                                                                                                           PAGE
                                                                                                           ----
GENERAL INFORMATION AND HISTORY.........................................................................    -2-
INVESTMENT OBJECTIVES AND POLICIES......................................................................    -2-
MANAGEMENT..............................................................................................    -3-
INVESTMENT ADVISORY AND OTHER SERVICES..................................................................    -8-
BROKERAGE ALLOCATIONS...................................................................................    -9-
UNDERWRITER.............................................................................................    -9-
ANNUITY PAYMENTS........................................................................................    -9-
FEDERAL TAX MATTERS.....................................................................................   -10-
PERSONAL SECURITIES TRANSACTIONS........................................................................   -10-
FINANCIAL STATEMENTS....................................................................................   -12-


A Statement of Additional Information, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained, without charge, by contacting, the Annuity Service Center, P.O. Box 3183, Cedar Rapids, Iowa 52406-3183 or, if by overnight mail, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, or at 877-717-8861.

                      (This page intentionally left blank)

                                                                          (LOGO)

                                                                  (a prospectus)

         CUSTODIAN--Boston Safe Deposit and Trust Company of California


AUDITORS--Ernst & Young LLP                                          May 1, 2003


ISSUED BY

                 Transamerica Occidental Life Insurance Company
                                  1150 S. Olive
                       Los Angeles, California 90015-2211
                                 (213) 742-3065

         (LOGO)

Transamerica Occidental Life Insurance Company

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                   Individual Equity Investment Fund Contracts
                  For Tax-Deferred Individual Retirement Plans

            Issued by Transamerica Occidental Life Insurance Company 1150 South Olive Street, Los Angeles, California 90015-22115

         This Statement of Additional Information is not a Prospectus, but should be read with the Prospectus for Transamerica Occidental's Separate Account Fund B (the "Fund"). A copy of the Prospectus may be obtained by writing to the Transamerica Annuity Service Center, P.O. Box 3183, Cedar Rapids, Iowa 52406-3183 or, if by overnight mail, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, or at 877-717-8861.


      THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2003
                   THE DATE OF THE PROSPECTUS IS MAY 1, 2003

                                TABLE OF CONTENTS


                                                                                              Cross
                                                                                            Reference
                                                                                          to Prospectus
                                                                          Page                 Page
                                                                          ----            ------------
General Information and History...................................         -2-                   7
Investment Objective and Policies.................................         -2-                   7
Management........................................................         -3-                   8
Investment Advisory and Other Services............................         -7-                   9
Brokerage Allocations.............................................         -7-                  --
Underwriter.......................................................         -8-                  14
Annuity Payments..................................................         -8-                  11
Federal Tax Matters...............................................         -9-                  14
Personal Securities Transactions..................................        -10-                   9
Financial Statements..............................................        -12-                  --


                         GENERAL INFORMATION AND HISTORY

         Transamerica Occidental Life Insurance Company (the "Company") was formerly known as Occidental Life Insurance Company of California. The name change occurred approximately on September 1, 1981. Effective December 31, 2000, the Company redomesticated from California to Iowa.

         The Company is an indirect, wholly owned, subsidiary of AEGON N.V., an international insurance group.


         On November 26, 1968, the Company invested $1,000,000 in the Fund pursuant to California law. In September 1969, the Company invested an additional $1,000,000 in the Fund. On December 31, 2002, the Company's share in the Fund was approximately 76% of the total Contract Owner's equity.


                        INVESTMENT OBJECTIVE AND POLICIES

         Certain investment policies are described on page 7 of the Prospectus for the Fund. Policies which are fundamental may not be changed unless authorized by a majority vote of Contract Owners. Policies and investment restrictions which are fundamental to the Fund are as follows:

         Borrowings will not be made except as a temporary measure for extraordinary or emergency purposes provided that such borrowings shall not exceed 5% of the value of the Fund's total assets.

         Securities of other issuers will not be underwritten provided that this shall not prevent the purchase of securities the sale of which may result in the Fund being deemed to be an "underwriter" for purposes of the Securities Act of 1993.

         Investments will not be concentrated in any one industry nor will more than 25% of the value of the Funds' assets be invested in issuers all of which conduct their principal business activities in the same general industry.

         The purchase and sale of real estate or interests in real estate is not intended as a principal activity. However, the right is reserved to invest up to 10% of the value of the assets of the Fund in real properties, including property acquired in satisfaction of obligations previously held or received in part payment on the sale of other real property owned.

         The purchase and sale of commodities or commodity contracts will not be engaged in.

         Loans may be made but only through the acquisition of all or a portion of an issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased for investment by institutional investors, whether publicly or privately distributed. (It is not presently intended to invest more than 10% of the value of the Fund in privately distributed loans. Furthermore, it is possible that the acquisition of an entire issue may cause the Fund to be deemed an "underwriter" for purposes of the Securities Act of 1933.) The securities of the Fund may also be loaned provided that any such loan is collateralized with cash equal to or in excess of the market value of such securities. (It is not presently intended to engage in the lending of securities.)


         The Fund does not intend to issue senior securities.

         The Fund does not intend to write put and call options.

         Purchases of securities on margin may not be made, but such short-term credits as may be necessary for the clearance of purchases and sales of securities are permissible. Short sales may not be made and a short position may not be maintained unless at all times when a short position is open and the Fund owns at least an equal amount of such securities or securities currently exchangeable, without payment of any further consideration, for securities of the same issue as, and at least equal in amount to, the securities sold short (generally called a "short sale against the box") and unless not more than 10% of the value of the Fund's net assets is deposited or pledged as collateral for such sales at any one time.

PORTFOLIO TURNOVER RATE

         Changes will be made in the portfolio if such changes are considered advisable to better achieve the Fund's investment objective of long-term capital growth. Generally, long-term rather than short-term investments will be made and trading for short-term profits is not intended. However, it should be recognized that although securities will initially be purchased with a view to their long-term potential, a subsequent change in the circumstances of a particular company or industry or in general economic conditions may indicate that a sale of a security is desirable. It is anticipated that annual portfolio turnover should not exceed 75%. However, stocks being sold to meet redemptions and changes in market conditions could result in portfolio activity greater than anticipated.


                                   MANAGEMENT

The Managers and executive officers of the Fund are listed below. The Board of Managers governs the Fund and is responsible for protecting the interests of the shareholders. The Managers are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund's assets by the investment adviser and its sub-adviser. The Fund Complex currently consists of the Fund, IDEX Mutual Funds ("IDEX"), AEGON/Transamerica Series Fund, Inc. ("ATSF"), Transamerica Income Shares, Inc. ("TIS") and Transamerica Index Funds, Inc. ("TIF"), and consists of 91 funds/portfolios.

Each Manager holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Managers are elected and until his or her successor is elected and qualified; or (2) a Manager resigns, or his or her term as a Manager is terminated in accordance with the Fund's Rules and Regulations. The executive officers are elected and appointed by the Managers and hold office until they resign, are removed, or are otherwise disqualified to serve.

                                                                                                    NUMBER OF
                                              TERM OF                                               FUNDS IN
                                            OFFICE AND                                              COMPLEX         OTHER
                             POSITION(S)     LENGTH OF                                              OVERSEEN    DIRECTORSHIPS
 NAME, ADDRESS AND           HELD WITH         TIME          PRINCIPAL OCCUPATION(S) DURING            BY          HELD BY
       AGE                      FUND          SERVED                  PAST 5 YEARS                   MANAGER       MANAGER
 -----------------           ----------     ----------       ------------------------------         ---------   -------------
INTERESTED MANAGERS

John R. Kenney *              Chairman,     From April      Chairman, Director & Co-CEO, Great          90           N/A
570 Carillon Parkway          Manager       2002 to         Companies, L.L.C.; Manager,
St. Petersburg, FL                          present         Transamerica Investment  Management,
33716                                                       LLC (TIM); Director & Chairman,
(DOB 2/8/38)                                                AEGON/Transamerica Series Fund, Inc.
                                                            (ATSF); Director & Chairman,
                                                            Transamerica Income Shares, Inc.
                                                            (TIS); Trustee & Chairman, IDEX
                                                            Mutual Funds (IDEX)

Larry N. Norman *             Manager       From April      President & Chairman, Transamerica          91           N/A
4333 Edgewood Road                          2002 to         Life Insurance Company; Director,
NE                                          present         AEGON/Transamerica Fund Advisers,
Cedar Rapids, IA 52499                                      Inc. (ATFA);  Director, TIS;
(DOB 1/8/53)                                                Director AEGON/ Transamerica
                                                            Investor Services, Inc. (ATIS);
                                                            Director, AEGON/Transamerica Fund
                                                            Services, Inc. (ATFS); Director,
                                                            ATSF; Trustee, IDEX; Director,
                                                            Transamerica Index Funds, Inc.
                                                            (TIF); President, AFSG Securities
                                                            Corp. (AFSG)

* May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with an affiliate of ATFA.

INDEPENDENT MANAGERS

Peter R. Brown                Vice          From April      Chairman of the Board, Peter Brown          91           N/A
11180 6th Street East         Chairman,     2002 to         Construction Company (1963 - 2000);
Treasure Island, FL           Manager       present         Vice Chairman & Director, ATSF; Vice
33706                                                       Chairman & Trustee, IDEX; Chairman &
(DOB 5/10/28)                                               Director, TIS & TIF; Rear Admiral
                                                            (Ret.) U.S. Navy Reserve, Civil
                                                            Engineer Corps

Charles C. Harris             Manager       From April      Director, ATSF; Director TIS;               90           N/A
2 Seaside Lane #304                         2002 to         Trustee, IDEX
Belleair, FL 33756                          present
(DOB 1/15/30)

Russell A. Kimball, Jr.       Manager       From April      Director, ATSF; Director, TIS;              90           N/A
1160 Gulf Boulevard                         2002 to         Trustee, IDEX; General Manager,
Clearwater Beach, FL                        present         Sheraton Sand Key Resort (1975 -
34630                                                       present)
(DOB 8/17/44)

William W. Short, Jr.         Manager       From April      Director, ATSF; Director, TIS;              90       N/A
6911 Bryan Dairy Road                       2002 to         Trustee, IDEX; President & majority
Suite 210                                   present         shareholder of Shorts, Inc.;
Largo, FL 33777                                             Chairman, Southern Apparel
(DOB 2/25/36)                                               Corporation, S.A.S. Apparel
                                                            Corporation and S.A.C. Distributors

Daniel Calabria               Manager       From April      Director, ATSF; Director, TIS;              90       N/A
7068 S. Shore Drive S.                      2002 to         Trustee, IDEX; Trustee
South Pasadena, FL                          present         (1993-present) & President
33707                                                       (1993-1995), Florida Tax Free Funds
(DOB 3/05/36)

Janice B. Case                Manager       From April      Director, ATSF; Director, TIS;              90       N/A
205 Palm Island NW                          2002 to         Trustee, IDEX; Senior Vice President
Clearwater, Florida                         present         (1996-2000), Vice President
33767                                                       (1990-1996), Director of Customer
(DOB 9/27/52)                                               Service & Marketing (1987-1990),
                                                            Florida Power Corporation; Director,
                                                            Central Vermont Public Service
                                                            Company (Audit Committee); Director,
                                                            Western Electricity Coordinating
                                                            Council (Chairman, Human Resources
                                                            and Compensation Committee)

Leo J. Hill                   Manager       From April      Director, ATSF; Director, TIS;              90       N/A
2201 N. Main St.                            2002 to         Trustee, IDEX; Owner & President,
Gainesville, Florida 32609                  present         Prestige Automotive Group (2001 -
(DOB 3/27/56)                                               present); Market President
                                                            (1997-1998), NationsBank; President
                                                            & CEO (1994-1998), Barnett Bank of
                                                            the Treasure Coast, FL

OFFICERS**

   NAME, AGE AND             POSITION HELD WITH         TERM OF                   PRINCIPAL OCCUPATION(S) OR
      ADDRESS                       FUND                OFFICE                  EMPLOYMENT DURING PAST 5 YEARS
   -------------             ------------------         -------                 ------------------------------
Brian C. Scott                President & Chief        From April    President & Chief Executive Officer, ATSF, IDEX, TIS;
4333 Edgewood Road, NE        Executive Officer        2002 to       President, TIF; Director, President & CEO, Endeavor
Cedar Rapids,IA 52499                                  present       Management Co. (2001-2002); Manager, Transamerica
(DOB 1/19/44)                                                        Investment Management, LLC; President, Director &
                                                                     Chief Executive Officer, ATFA, ATIS & ATFS; Chief
                                                                     Marketing Director, AUSA Financial Markets

John K. Carter                Senior Vice President,   From April    General Counsel, Sr. Vice President & Secretary,
(DOB 4/24/61)                 General Counsel &        2002 to       ATSF, IDEX & TIS; Vice President & Secretary, TIF;
                              Secretary                present       Vice President & Senior Counsel, Western Reserve Life
                                                                     Assurance Co. of Ohio ("WRL"); Director, General
                                                                     Counsel, Sr. Vice President & Secretary, ATFA, ATIS &
                                                                     ATFS; Vice President, AFSG; Vice President & Counsel
                                                                     (March 1997-May, 1999), Salomon Smith Barney;
                                                                     Assistant Vice President, Associate Corporate Counsel
                                                                     & Trust Officer (September 1993-1997), Franklin
                                                                     Templeton Mutual Funds

   NAME, AGE AND             POSITION HELD WITH         TERM OF                   PRINCIPAL OCCUPATION(S) OR
      ADDRESS                       FUND                OFFICE                  EMPLOYMENT DURING PAST 5 YEARS
   -------------             ------------------         -------                 ------------------------------
Christopher G. Roetzer        Vice President &         From April    Vice President, Assistant Treasurer & Principal
(DOB 1/11/63)                 Principal Accounting     2002 to       Accounting Officer, ATSF; Vice President & Principal
                              Officer                  present       Accounting Officer, TIS & IDEX; Vice President,
                                                                     Treasurer & Principal Accounting Officer, TIF; Vice
                                                                     President, ATFS, AFSG; ATIS

Kim D. Day                    Vice President,          From 2003     Vice President, Treasurer & Principal Financial
(DOB 8/2/55)                  Treasurer & Principal    to present    Officer, ATSF, TIS, IDEX; Vice President & Treasurer,
                              Financial Officer                      ATFS, ATFA & ATIS; Asst. Vice President, WRL

William T. Davis              Vice President,          From 2001     Vice President, WRL; Vice President, Investment
(DOB 10/24/51)                Investment Manager       to present    Manager Oversight and Relations, ATSF, TIS & IDEX;
                              Oversight  &                           Vice President, ATFA
                              Relations

**The principal address for each officer is 570 Carillon Parkway, St. Petersburg, FL 33716, unless otherwise noted. No officer of the Fund receives any compensation from the Fund.

COMMITTEES OF THE BOARD

The Managers are responsible for major decisions relating to the Fund's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Managers has five standing committees that each perform specialized functions: an Audit Committee, Nominating Committee, Valuation Committee, Compensation Committee and Executive Committee.

                                                                                                                NUMBER OF
                                                                                                                MEETINGS
                                                                                                            HELD DURING LAST
 COMMITTEE                            FUNCTIONS                                    MEMBERS                     FISCAL YEAR
 ---------                            ---------                                    -------                  ----------------
AUDIT                 Review the financial reporting process, the     Peter R. Brown, Chairman; Janice B.           2
                      system of internal control, the audit           Case; Charles C. Harris; & William
                      process, and the Fund B process for             C. Short, Jr.
                      monitoring compliance with investment
                      restrictions and applicable laws and the Fund
                      B Code of Ethics.

NOMINATING            Nominate and evaluates independent Manager      Peter R. Brown, Chairman; Daniel              1
                      candidates. The Nominating Committee will       Calabria; Charles C. Harris; &
                      consider nominees for independent Managers as   William W. Short, Jr.
                      recommended by shareholders. Recommendations
                      should be submitted to the Committee in care
                      of the Fund's Secretary and must be received
                      by December 31, 2003.

COMPENSATION          Review compensation arrangements for each       Peter R. Brown; Daniel Calabria;              1
                      Manager                                         Russell A. Kimball; Janice B. Case;
                                                                      Charles C. Harris; Leo J. Hill; and
                                                                      William W. Short, Jr.

VALUATION             Determine the value of any of the Fund's        Certain officers of the Fund and              3
                      securities and assets for which market          CTFA, who serve at the pleasure of
                      quotations are not readily available or for     the Board of Managers
                      which valuation cannot otherwise be provided

EXECUTIVE             Perform all functions as those performed by     Peter R. Brown, William W. Short,             3
                      the Board of Managers, except as set forth in   Jr. & Daniel Calabria
                      the Fund's Articles

TRUSTEE OWNERSHIP OF EQUITY SECURITIES

The table below gives the dollar range of shares of the Fund, as well as the aggregate dollar range of shares of all funds advised and sponsored by ATFA (collectively, the "Fund Complex"), owned by each Manager as of December 31, 2002:

                             DOLLAR RANGE OF     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                            EQUITY SECURITIES      IN ALL REGISTERED INVESTMENT COMPANIES
NAME OF MANAGER                IN THE FUND          OVERSEEN BY TRUSTEES IN FUND COMPLEX
---------------             -----------------    -------------------------------------------
Peter R. Brown                     N/A                        $50,001-$100,000
Daniel Calabria                    N/A                         $10,000-$50,000
Janice B. Case                     N/A                         $10,000-$50,000
Charles C. Harris                  N/A                         $10,000-$50,000
Leo J. Hill                        N/A                          Over $100,000
John R. Kenney*                    N/A                          Over $100,000
Russell A. Kimball, Jr.            N/A                          Over $100,000
Larry N. Norman*                   N/A                           $1-$10,000
William W. Short, Jr.              N/A                          Over $100,000

* Interested Trustees as defined in the 1940 Act due to employment with an ATFA affiliate.

CONFLICTS OF INTEREST

The following table sets forth information as of December 31, 2002 about securities owned beneficially or of record by each Independent Manager or members of his or her immediate family, representing interests in the Investment Adviser, sub-advisers or Distributor of the Fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Manager's spouse, children residing in the Manager's household and dependents of the Manager.


                         NAME OF OWNERS AND RELATIONSHIPS                  TITLE OF
NAME OF MANAGER                    TO MANAGER                   COMPANY     CLASS      VALUE OF SECURITIES*     PERCENT OF CLASS
---------------          --------------------------------       -------    --------    --------------------     ----------------
Peter R. Brown               Marina D. Brown, Spouse              N/A        N/A               N/A                     0
Charles C. Harris                      N/A                        N/A        N/A               N/A                    N/A
Russell A. Kimball, Jr.     Martha A. Kimball, Spouse             N/A        N/A               N/A                     0
William W. Short, Jr.         Joyce J. Short, Spouse              N/A        N/A               N/A                     0
Daniel Calabria                        N/A                        N/A        N/A               N/A                    N/A
Janice B. Case                         N/A                        N/A        N/A               N/A                    N/A
Leo J. Hill                            N/A                        N/A        N/A               N/A                    N/A

REMUNERATION OF BOARD OF MANAGERS, OFFICERS AND EMPLOYEES OF THE FUND

         Disinterested Managers receive for each regular Board meeting: (a) a total annual retainer fee of $500 from the Fund, plus (b) $250 and incidental expenses per meeting attended. Each Audit Committee member receives a total of $250 per Audit Committee meeting attended in addition to the regular meetings attended. In the case of a Special Board Meeting, each of the Disinterested Managers receives a fee of $250 plus incidental expenses per special meeting attended, in addition to the regular meetings attended. Any fees and expenses paid to Managers who are affiliates of ATFA or AFSG Securities Corp. ("AFSG") are paid by ATFA and/or AFSG and not by the Fund.

         Commencing January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to Managers who also serve as IDEX or ATSF directors/trustees, who are not interested persons of the fund. Under the Plan, compensation may be deferred that would otherwise be payable by IDEX and/or ATSF to a Disinterested Trustee or Director on a current basis for services rendered as such Trustee or Director. Deferred compensation amounts will accumulate based on the value of Class A shares of a fund (without imposition of sales charges), as elected by the Manager. It is not anticipated that the Plan will have any impact on the Fund.

The following table shows the compensation paid during the most recently completed fiscal year to all Managers of the Fund by the Company pursuant to its Investment Advisory Agreement with the Fund.

                                                                PENSION OR                              TOTAL
                                      AGGREGATE            RETIREMENT BENEFITS                      COMPENSATION
                                     COMPENSATION         ACCRUED AS PART OF FUND             PAID TO MANAGER FROM FUND
  NAME OF MANAGER                    FROM FUND B(1)              EXPENSES(2)                          COMPLEX(3)
  ---------------                    --------------       -----------------------             -------------------------
Peter R. Brown                          $1,125                      -0-                               $125,625
Daniel Calabria                         $1,125                      -0-                               $108,375
Charles C. Harris                       $1,125                      -0-                               $129,625
William W. Short, Jr.                   $1,125                      -0-                               $129,625
Janice B. Case                          $1,125                      -0-                               $113,875
Russell A. Kimball                      $1,125                      -0-                               $119,125
Leo J. Hill                             $1,125                      -0-                               $103,375

---------------
(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Managers for the year ended December 31, 2002 were as follows: Peter R. Brown, $-0-; Daniel Calabria, $-0-; William W. Short, Jr., $-0-; Charles C. Harris, $-0-; Russell A. Kimball, Jr., $-0-; Janice B. Case, $-0-; Leo J. Hill, $-0-.(1)

(2) None of the members of the Board of Managers currently receives any pension or retirement benefits from the Company due to services rendered to the Fund and thus will not receive any benefits upon retirement from the Fund.

(3) During 2002, each of the Board members was also a member of the Boards of ATSF, IDEX, and of TIS, a closed-end investment company advised by ATFA. Mr. Brown was also a member of the Board of TIF. These registered investment companies, along with the Fund, comprise the "Fund Complex."

         Members of the Board, officers or other individuals affiliated with the Fund, who are also officers, directors or employees of the Company, are not entitled to any compensation from the Company for their services to the Fund.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT. The Board, including a majority of the Managers who are not parties to such agreements or interested persons of any such party (as defined in the Investment Company Act of 1940) (the "Independent Managers"), considered whether to approve the Fund's investment advisory and sub-advisory agreements, with the assistance of independent counsel to the Independent Managers. The Board considered the advisory fee structure of the Fund in light of a variety of factors, including
(a) the nature and quality of services provided to the Fund and its shareholders; (b) the investment adviser's costs in providing those services;
(c) the economies of scale, if any, realized by the investment adviser; (d) the advisory fees compared to other similar mutual funds; and (e) other benefits derived in connection with the investment adviser's (or sub-adviser's) relationship with the Fund.

As part of its consideration of the quality of services provided to the Fund and its shareholders by the adviser and sub-adviser, the Board reviewed the relative performance of the Fund. The Board also reviewed the adviser's profitability with respect to the Fund, and the Board, including a majority of the independent Managers, considered the adviser's profits to be reasonable in relation to the nature, quality, and costs of the adviser's services.

As part of its consideration of economies of scale and advisory fees, the Board also considered the expense ratios of the Fund and the costs incurred by the adviser as a result of any voluntary expense limitations the adviser has imposed. In comparing the expense ratio of the Fund to other mutual funds, the Board, including a majority of the Independent Managers, took into account that the expense ratios compared favorably to those of other funds.

INVESTMENT ADVISORY AND OTHER SERVICES

         AEGON/Transamerica Fund Advisers, Inc. ("ATFA" or "Adviser") is the investment adviser to the Fund. Transamerica Investment Management, LLC ("TIM") serves as Sub-Adviser.

         ATFA provides investment management to the Fund pursuant to an investment Advisory Agreement with the Fund. The annual charge for such services is 0.30% of the value of the Fund. In the past three years, the Fund paid TIM, the Fund's adviser prior to May 1, 2002, $418,155 in 2000 and $299,968 in 2001, and paid ATFA $229,101 in 2002 for advisory services. ATFA pays the entire advisory fee to TIM for its services as sub-adviser to the Fund.

         The Company performs all record keeping and administrative functions related to the Contracts and each Participant's account, including issuing Contracts, valuing Participant's accounts, making anuity payments and other administrative functions. In addition, the Company supplies or pays for occupancy and office rental, clerical and bookkeeping, accounting, legal fees, registration and filing fees, stationery, supplies, printing, salaries and compensation of the Fund's Board and its officers, reports to

Contract Owners, determination of offering and redemption prices and all ordinary expenses incurred in the ordinary course of business.

         Boston Safe Deposit and Trust Company of California, 1 Embancadero Center, San Francisco, CA 94111-is the Fund's custodian of the Securities. Boston Safe Deposit and Trust Company of California holds the securities for the Fund. The Company pays all fees for this service.

         The statutory-basis financial statements and schedules of the Fund and financial statements of the Fund appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein. Ernst & Young LLP's address is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309.


BROKERAGE ALLOCATIONS

         ATFA has no formula for brokerage business distribution for purchases and sale of portfolio securities of the Fund. The primary objective is to place orders for the most favorable prices and execution. ATFA will engage only those brokers whose commissions it believes to be reasonable in relation to the services provided. The overall reasonableness of commissions paid will be evaluated by rating brokers primarily on price, and such general factors as execution capability and reliability, quality of research (including quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional nature of the broker), financial standing, as well as net results of specific transactions, taking into account such factors as promptness, size of order and difficulty of execution. To the extent such research services are used, it would tend to reduce the Fund and Investment Services expenses. However, there is no intention to place portfolio transactions for services performed by a broker in furnishing statistical data and research, and thus such services are not expected to significantly reduce expenses. During 2002, commissions were fully negotiated and paid on a best execution basis. In 2000, 2001 and 2002, respectively, brokerage commissions were 0.07%, 12% and 14% of average assets, and the aggregate dollar amounts were $80,774, $112,664 and $93,319, respectively. The Fund did not pay any affiliated brokerage commissions.

         ATFA furnishes investment advice to the Fund as well as other institutional clients. Some of the Adviser's other clients have investment objectives and programs similar to those of the Fund. Accordingly, occasions may arise when sales or purchases of securities which are consistent with the investment policies of more than one client come up for consideration by ATFA at the same time. When two or more clients are engaged in the simultaneous sale or purchase of securities, ATFA will allocate the securities in question so as to be equitable as to each client. ATFA will effect simultaneous purchase or sale transactions only when it believes that to do so is in the best interest of the Fund, although such concurrent authorizations potentially may, in certain instances, be either advantageous or disadvantageous to the Fund. ATFA or TIM has advised the Fund's Board regarding this practice and will report to them on a periodic basis concerning its implementation.

UNDERWRITER

         Transamerica Financial Resources, Inc., is the principal Underwriter for the Fund's Contracts. Its address is 1150 South Olive Street, Los Angeles, California 90015-2211. It is a wholly owned subsidiary of Transamerica Insurance Corporation of California, which is wholly owned by Transamerica Corporation, a subsidiary of AEGON N.V.

         The past three years, the Underwriter received from the sales of the Fund's Contracts total payments of $0 in 2000, $0 in 2001 and $0 in 2002.


ANNUITY PAYMENTS

AMOUNT OF FIRST ANNUITY PAYMENT

         SINGLE AND ANNUAL DEPOSIT CONTRACTS:

         At an Annuitant's selected Retirement Date, the Accumulation Account Value based on the Accumulation Unit Value established on the last Valuation Date in the second calendar month preceding the Retirement Date is applied to the appropriate Annuity Conversion Rate under the Contract, according to the Annuitant's, and any joint annuitant's, attained age at nearest birthday and the selected form of annuity, to determine the dollar amount of the first Variable Annuity payment. The Annuity Conversion rates are based on the following assumptions: (i) Investment earnings at 3.5% per annum, and (ii) Mortality - The Annuity Table for 1949, ultimate two year age setback.

         IMMEDIATE CONTRACT:

         The Net Deposit applicable under the Contract is applied to the Annuity Conversion Rate for this Contract by the Fund according to the Annuitant's, and any joint annuitant's, attained age at nearest birthday and selected form of Annuity, to determine the dollar amount of the first Variable Annuity payment. The Annuity Conversion Rates are based on the following assumptions: (i) Investment earnings at 3.5% per annum, and (ii) Mortality - The Annuity Table for 1949, one year age setback.

AMOUNT OF SUBSEQUENT ANNUITY PAYMENTS

         The amount of a Variable Annuity payment after the first is determined by multiplying the number of Annuity Units by the Annuity Unit value established on the last Valuation Date in the second calendar month preceding the date such payment is due.

         The Annuity Conversion Rates reflect the assumed net investment earnings rate of 3.5%. Each annuity payment will vary as the actual net investment earnings rate varies from 3.5%. If the actual net investment earnings rate were equal to the assumed rate, Annuity payments would be level. If the actual Net Investment Rate were lower than the assumed rate, Annuity payments would decrease.

NUMBER OF ANNUITY UNITS

         The number of the Contract Owner's Annuity Units is determined at the time the Variable Annuity is effected by dividing the dollar amount of the first Variable Annuity payment by the Annuity Unit Value established on the last Valuation Date in the second calendar month preceding the Retirement Date. The number of Annuity Units, once determined, will remain fixed except as affected by the normal operation of the form of Annuity, or by a late Deposit. Late Deposit means a Deposit received by the Fund after the Valuation Date in the second calendar month preceding the Retirement Date.


ANNUITY UNIT VALUE

         On November 26, 1968, the value of an Annuity Unit was set at $1.00. Thereafter, at the end of each Valuation Period, the Annuity Unit value is established by multiplying the value of an Annuity Unit determined at the end of the immediately preceding Valuation Period by the Investment Performance Factor for the current Valuation Period, and then multiplying that product by an assumed earnings offset factor for the purpose of offsetting the effect of an investment earnings rate of 3.5% per annum which is assumed in the Annuity Conversion Rates for the Contracts. The result is then reduced by a charge for mortality and expense risks (see "Charges under the Contract" on page 9 of the Prospectus).


                               FEDERAL TAX MATTERS

TAXATION OF THE FUND

         The Company at present is taxed as a life insurance company under Part I of Subchapter L of the Code. The Fund is treated as part of the Company and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. The Company does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Fund retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the Fund for federal income taxes. If, in future years, any federal income taxes are incurred by the Company with respect to the Fund, then the Company may make a charge to the Fund.

         Under current laws, the Company may incur state and local taxes in certain jurisdictions. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes or reserves for such taxes, if any, attributable to the Fund.


                        PERSONAL SECURITIES TRANSACTIONS

The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Fund's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. The Board is required to review and approve the Code of Ethics for each sub-adviser. The sub-adviser is also required to report to the Fund's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.

                       This page intentionally left blank.

FINANCIAL STATEMENTS AND SCHEDULES - STATUTORY BASIS

Transamerica Occidental Life Insurance Company
Years Ended December 31, 2002, 2001, and 2000

                 Transamerica Occidental Life Insurance Company

              Financial Statements and Schedules - Statutory Basis

                 Years Ended December 31, 2002, 2001, and 2000

                                    CONTENTS

Report of Independent Auditors...........................................................................1
Audited Financial Statements
Balance Sheets - Statutory Basis.........................................................................3
Statements of Operations - Statutory Basis...............................................................5
Statements of Changes in Capital and Surplus - Statutory Basis...........................................7
Statements of Cash Flow - Statutory Basis................................................................8
Notes to Financial Statements - Statutory Basis.........................................................10
Statutory-Basis Financial Statement Schedules
Schedule I - Summary of Investments - Other Than Investments in Related Parties.........................48
Schedule III - Supplementary Insurance Information......................................................49
Schedule IV - Reinsurance...............................................................................50

                         Report of Independent Auditors

The Board of Directors
Transamerica Occidental Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Occidental Life Insurance Company, an indirect, wholly-owned subsidiary of AEGON N.V., as of December 31, 2002 and 2001, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2002. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note
1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2002 and 2001, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2002.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2002 and 2001, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2002, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As described in Note 2 to the financial statements, in 2002 Transamerica Occidental Life Insurance Company changed various accounting policies to be in accordance with Actuarial Guideline 39.

As described in Note 2 to the financial statements, in 2001 Transamerica Occidental Life Insurance Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Division, Department of Commerce, of the State of Iowa.

                                             /s/ Ernst & Young LLP

Des Moines, Iowa
February 14, 2003

                 Transamerica Occidental Life Insurance Company

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                                                         DECEMBER 31
                                                               ------------------------------
                                                                  2002              2001
                                                               -----------        -----------
ADMITTED ASSETS
Cash and invested assets:
   Bonds                                                       $13,898,350        $13,994,027
   Preferred stocks:
     Affiliated entities                                               231              1,068
     Other                                                          82,917             71,829
   Common stocks:
     Affiliated entities (cost: 2002 - $645,348;
       2001- $415,348)                                           1,091,504            964,082
     Other (cost: 2002 - $80,911; 2001 - $411,193)                  82,793            421,560
   Mortgage loans on real estate                                 2,107,263          1,691,144
   Real estate at cost, less accumulated depreciation:
      (2002 - $128,877; 2001 - $123,385)
     Home office properties                                             --             85,310
     Investment properties                                             186                186
     Properties held for sale                                       80,164                 --
   Policy loans                                                    402,556            411,306
   Cash and short-term investments                                 233,666            172,913
   Receivables for securities                                        2,498                 --
   Net short-term notes receivable from affiliates                      --            114,795
   Other invested assets                                           808,877            601,144
                                                               -----------        -----------
Total cash and invested assets                                  18,791,005         18,529,364

Federal and foreign income tax recoverable                          69,193             40,456
Net deferred income tax asset                                      134,048            105,070
Accrued investment income                                          210,140            219,386
Premiums deferred and uncollected                                  193,010            243,404
Reinsurance receivable                                             151,745            116,195
Receivable from parent, subsidiaries and affiliates                190,311                 --
Accounts receivable                                                 75,603            103,620
General agents pension fund                                         47,991             55,040
Funds withheld by affiliates under reinsurance treaties            830,952            562,853
Other admitted assets                                              213,289            183,331
Separate account assets                                          3,209,025          4,124,050
                                                               -----------        -----------

Total admitted assets                                          $24,116,312        $24,282,769
                                                               ===========        ===========

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

                               December 31, 2002

                                                                                     DECEMBER 31
                                                                            ---------------------------------
                                                                               2002                 2001
                                                                            ------------         ------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                                                   $  5,846,575         $  5,329,698
     Annuity                                                                   3,719,371            3,755,862
     Accident and health                                                          77,596               74,034
   Liability for deposit-type contracts                                        4,510,173            4,918,103
   Policy and contract claim reserves:
     Life                                                                        300,497               32,527
     Accident and health                                                          84,674              104,983
   Other policyholders' funds                                                     14,434               15,035
   Municipal reverse repurchase agreements                                       493,976              368,209
   Remittances and items not allocated                                           153,272              119,068
   Short-term intercompany notes payable                                         214,000                   --
   Asset valuation reserve                                                       116,315              179,307
   Interest maintenance reserve                                                  133,408               90,208
   Funds held under coinsurance and other reinsurance treaties
                                                                               2,762,248            2,591,742
   Reinsurance in unauthorized reinsurers                                         13,829               77,809
   Commissions and expense allowances payable on reinsurance assumed
                                                                                  27,509               23,126
   Payable for securities                                                             --               45,946
   Payable to affiliates                                                              --               20,077
   Transfers to separate accounts due or accrued                                 (67,751)             (81,230)
   Other liabilities                                                             230,022              553,937
   Separate account liabilities                                                3,117,280            4,004,807
                                                                            ------------         ------------
Total liabilities                                                             21,747,428           22,223,248

Capital and surplus:
   Common stock, $12.50 per share par value, 4,000,000 shares
     authorized, 2,206,933 issued and outstanding                                 27,587               27,587
   Surplus notes                                                                 200,000                   --
   Paid-in surplus                                                             1,168,279              889,600
   Unassigned surplus                                                            973,018            1,142,334
                                                                            ------------         ------------
Total capital and surplus                                                      2,368,884            2,059,521
                                                                            ------------         ------------
Total liabilities and capital and surplus                                   $ 24,116,312         $ 24,282,769
                                                                            ============         ============

See accompanying notes.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

                               December 31, 2002

                 Transamerica Occidental Life Insurance Company

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)

                                                                               YEAR ENDED DECEMBER 31
                                                                 ---------------------------------------------------
                                                                    2002                2001               2000
                                                                 -----------         -----------         -----------
Revenues:
   Premiums and other considerations, net of reinsurance:
     Life                                                        $ 1,202,857         $ 1,176,575         $ 1,270,078
     Annuity                                                         747,213             492,944           1,179,915
     Accident and health                                              42,426              66,672             118,827
   Net investment income                                           1,052,416           1,194,667           1,108,214
   Amortization of interest maintenance reserve                          714                 629              (2,359)
   Commissions and expense allowances on reinsurance
     ceded                                                           301,824             308,252             415,788
   Income from fees associated with investment
     management, administration and contract guarantees
     for separate accounts                                            38,359              34,348              36,536
   Modco reinsurance reserve adjustment                              225,067             591,716             343,852
   Other income                                                       15,976              61,387             153,589
                                                                 -----------         -----------         -----------
                                                                   3,626,852           3,927,190           4,624,440
Benefits and expenses:
   Benefits paid or provided for:
     Life and accident and health                                    510,349             562,473             723,471
     Surrender benefits                                            1,049,760           1,231,866           1,136,953
     Other benefits                                                  616,594             721,076             924,707
     Increase (decrease) in aggregate reserves for
       policies and contracts:
         Life                                                        645,634             423,176             328,852
         Annuity                                                    (105,336)           (175,893)           (181,511)
         Accident and health                                           3,562             (30,092)             (3,632)
         Other                                                            --                  --              10,792
                                                                 -----------         -----------         -----------
                                                                   2,720,563           2,732,606           2,939,632
   Insurance expenses:
     Commissions                                                     451,204             481,455             680,635
     General insurance expenses                                      225,659             249,466             331,316
     Taxes, licenses and fees                                         41,260              33,889              42,636
     Net transfer to (from) separate accounts                       (238,754)            (42,615)            175,350
     Modco reinsurance interest adjustment                           325,866             420,478             391,739
     Other                                                           (18,129)              6,229             138,410
                                                                 -----------         -----------         -----------
                                                                     787,106           1,148,902           1,760,086
                                                                 -----------         -----------         -----------
                                                                   3,507,669           3,881,508           4,699,718
                                                                 -----------         -----------         -----------

Gain (loss) from operations before dividends to
   policyholders, federal income tax expense
   (benefit) and net realized capital gains (losses)
   on investments                                                    119,183              45,682             (75,278)

                                                                           YEAR ENDED DECEMBER 31
                                                               --------------------------------------------
                                                                  2002             2001              2000
                                                               ---------         --------         ---------
Dividends to policyholders                                     $   2,025         $  9,073         $   9,377
                                                               ---------         --------         ---------
Gain (loss) from operations before federal
   income tax expense (benefit) and net
   realized capital gains (losses) on
   investments                                                   117,158           36,609           (84,655)
Federal income tax expense (benefit)                              41,008          (11,575)            6,152
                                                               ---------         --------         ---------
Gain (loss) from operations before net realized capital
   gains on investments                                           76,150           48,184           (90,807)
Net realized capital gains (losses) on investments (net
   of related federal income taxes and amounts
   transferred from/to interest maintenance reserve)            (140,670)          13,610           292,197
                                                               ---------         --------         ---------
Net income (loss)                                              $ (64,520)        $ 61,794         $ 201,390
                                                               =========         ========         =========

See accompanying notes.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

                               December 31, 2002

                 Transamerica Occidental Life Insurance Company

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in Thousands)

                                                 COMMON       SURPLUS        PAID-IN        UNASSIGNED       TOTAL CAPITAL
                                                  STOCK        NOTES         SURPLUS          SURPLUS         AND SURPLUS
                                                 -------      --------      ----------      -----------      ------------
Balance at January 1, 2000                       $27,587      $     --      $  509,600      $ 1,426,737       $ 1,963,924
   Net income                                         --            --              --          201,390           201,390
   Change in non-admitted assets                      --            --              --           42,867            42,867
   Change in unrealized capital
     gains/losses                                     --            --              --         (528,752)         (528,752)
   Change in asset valuation reserve                  --            --              --          247,333           247,333
   Cash dividend to stockholder                       --            --              --         (135,000)         (135,000)
   Dividend of subsidiary to stockholder              --            --              --         (210,386)         (210,386)
   Change in liability for reinsurance in
     unauthorized companies                           --            --              --          (19,364)          (19,364)
   Change in surplus in separate accounts             --            --              --          (16,755)          (16,755)
   Change in surplus due to reinsurance               --            --              --            9,587             9,587
   Partnership termination                            --            --              --          (46,671)          (46,671)
   Prior year adjustments                             --            --              --          (43,708)          (43,708)
   Capital contribution                               --            --          80,000               --            80,000
                                                 -------      --------      ----------      -----------       -----------
Balance at December 31, 2000                      27,587            --         589,600          927,278         1,544,465
   Cumulative effect of change in
     accounting principles                            --            --              --           59,703            59,703
   Net income                                         --            --              --           61,794            61,794
   Change in non-admitted assets                      --            --              --           47,524            47,524
   Change in unrealized capital
     gains/losses                                     --            --              --         (110,781)         (110,781)
   Change in asset valuation reserve                  --            --              --          152,318           152,318
   Tax benefit on stock options exercised             --            --              --                2                 2
   Change in liability for reinsurance in
     unauthorized companies                           --            --              --          (44,127)          (44,127)
   Change in surplus in separate accounts             --            --              --          (26,046)          (26,046)
   Change in net deferred income tax asset            --            --              --           60,600            60,600
   Change in surplus due to reinsurance               --            --              --           10,659            10,659
   Correction of error                                --            --              --            3,410             3,410
   Capital contribution                               --            --         300,000               --           300,000
                                                 -------      --------      ----------      -----------       -----------
Balance at December 31, 2001                      27,587            --         889,600        1,142,334         2,059,521
   Cumulative effect of change in
     accounting principle                             --            --              --         (108,739)         (108,739)
   Net loss                                           --            --              --          (64,520)          (64,520)
   Change in non-admitted assets                      --            --              --          (48,268)          (48,268)
   Change in unrealized capital gains/loses           --            --              --         (114,321)         (114,321)
   Change in asset valuation reserve                  --            --              --           62,992            62,992
   Change in liability for reinsurance in
     unauthorized companies                           --            --              --           63,980            63,980
   Change in surplus in separate accounts             --            --              --          (34,133)          (34,133)
   Change in net deferred income tax asset            --            --              --           83,357            83,357
   Change in reserve on account of change
     in valuation basis                               --            --              --           12,510            12,510
   Issuance of surplus notes                          --       200,000              --               --           200,000
   Change in surplus due to reinsurance               --            --              --          (22,174)          (22,174)
   Capital contribution                               --            --         278,679               --           278,679
                                                 -------      --------      ----------      -----------       -----------
Balance at December 31, 2002                     $27,587      $200,000      $1,168,279      $   973,018       $ 2,368,884
                                                 =======      ========      ==========      ===========       ===========

See accompanying notes.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

                               December 31, 2002

                 Transamerica Occidental Life Insurance Company

                   Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)

                                                                        YEAR ENDED DECEMBER 31
                                                            ----------------------------------------------------
                                                               2002                 2001                2000
                                                            ------------         -----------         -----------
OPERATING ACTIVITIES
Premiums and annuity considerations                         $  2,044,403         $ 1,705,802         $ 1,676,491
Other policy proceeds and considerations                              --                  --             278,093
Allowances and reserve adjustments received on
   reinsurance ceded                                             268,361             359,414             443,651
Investment income received                                     1,065,669           1,230,605           1,119,095
Other income received                                             65,604             418,611           1,814,840
Life and accident and health claims paid                        (578,697)           (612,487)           (665,369)
Surrender benefits and other fund withdrawals paid
                                                              (1,083,133)         (1,343,332)         (1,137,020)
Annuity and other benefits paid                                 (139,310)           (760,578)           (653,975)
Commissions, other expenses and taxes paid
                                                                (745,760)           (856,560)         (1,083,271)
Dividends paid to policyholders                                  (12,439)             (9,189)             (9,820)
Federal income taxes (paid) received                             (69,745)           (165,655)            208,049
Reinsurance reserve transfers and other                         (288,658)           (669,614)           (363,332)
Net transfers from (to) separate accounts                        389,725            (396,137)           (146,852)
                                                            ------------         -----------         -----------
Net cash provided by (used in) operating activities
                                                                 916,020          (1,099,120)          1,480,580

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
     Bonds                                                    10,637,192           8,563,654           5,872,493
     Stocks                                                      479,164             443,059           2,122,089
     Mortgage loans on real estate                               170,600             117,761              15,173
     Real estate                                                      --               4,938                  --
     Other invested assets                                       125,795              25,831               6,394
     Miscellaneous proceeds                                          941              84,864               1,079
                                                            ------------         -----------         -----------
Total investment proceeds                                     11,413,692           9,240,107           8,017,228
Income taxes received (paid) on net realized capital
   gains/losses                                                   28,528             (61,074)           (178,914)
                                                            ------------         -----------         -----------
Net proceeds from sales, maturities, or repayments
   of investments                                             11,442,220           9,179,033           7,838,314

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

                               December 31, 2002

                 Transamerica Occidental Life Insurance Company

             Statements of Cash Flow - Statutory Basis (continued)
                             (Dollars in Thousands)

                                                                      YEAR ENDED DECEMBER 31
                                                         ----------------------------------------------------
                                                             2002                2001                2000
                                                         ------------         -----------         -----------
Cost of investments acquired:
   Bonds                                                 $(10,543,121)        $(8,111,235)        $(7,506,987)
   Stocks                                                    (509,283)           (434,984)         (1,273,183)
   Mortgage loans on real estate                             (586,643)           (667,399)           (771,604)
   Real estate                                                   (347)               (370)             (1,287)
   Other invested assets                                     (110,342)           (398,649)           (132,908)
   Miscellaneous applications                                 (67,514)            (40,278)             (1,242)
                                                         ------------         -----------         -----------
Total cost of investments acquired                        (11,817,250)         (9,652,915)         (9,687,211)
Net decrease (increase) in policy loans                         8,750               6,543              (8,315)
                                                         ------------         -----------         -----------
Net cost of investments acquired                          (11,808,500)         (9,646,372)         (9,695,526)
                                                         ------------         -----------         -----------
Net cash used in investing activities                        (366,280)           (467,339)         (1,857,212)

FINANCING AND MISCELLANEOUS ACTIVITIES
Other cash provided:
   Capital and surplus paid-in                                250,000             300,000              80,000
   Borrowed money                                             214,000                  --                  --
   Deposits on deposit-type contract funds and
     other liabilities without life or disability
     contingencies                                          1,792,041           3,107,416                  --
   Other sources                                              388,485           2,227,912           1,971,505
                                                         ------------         -----------         -----------
Total other cash provided                                   2,644,526           5,335,328           2,051,505

Other cash applied:
   Dividends paid to stockholder                                   --                  --            (135,000)
   Withdrawals on deposit-type contract funds
     and other liabilities without life or
     disability contingencies                              (2,558,177)         (2,720,630)                 --
   Other applications, net                                   (575,336)         (1,276,007)         (1,571,646)
                                                         ------------         -----------         -----------
Total other cash applied                                   (3,133,513)         (3,996,637)         (1,706,646)
                                                         ------------         -----------         -----------
Net cash provided by (used in) financing and
   miscellaneous activities                                  (488,987)          1,638,691             344,859
                                                         ------------         -----------         -----------
Net increase (decrease) in cash and short-term
   investments                                                 60,753              72,232             (31,773)

Cash and short-term investments:
   Beginning of year                                          172,913             100,681             132,454
                                                         ------------         -----------         -----------
   End of year                                           $    233,666         $   172,913         $   100,681
                                                         ============         ===========         ===========

See accompanying notes.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)


1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY (THE COMPANY) IS A STOCK LIFE INSURANCE COMPANY DOMICILED IN IOWA. THE COMPANY IS A WHOLLY-OWNED SUBSIDIARY OF TRANSAMERICA SERVICE COMPANY, WHICH IS AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF TRANSAMERICA CORPORATION (TRANSAMERICA). TRANSAMERICA IS A WHOLLY-OWNED SUBSIDIARY OF AEGON N.V., A HOLDING COMPANY ORGANIZED UNDER THE LAWS OF THE NETHERLANDS. THE COMPANY HAS TWO WHOLLY-OWNED INSURANCE SUBSIDIARIES:
TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY (TALIAC) AND TRANSAMERICA LIFE INSURANCE COMPANY OF NEW YORK (TONY). AS DESCRIBED IN NOTE 14, IN 2000, THE COMPANY TRANSFERRED ITS ENTIRE OWNERSHIP INTEREST IN ITS SUBSIDIARY, TRANSAMERICA LIFE INSURANCE COMPANY OF CANADA, IN THE FORM OF A DIVIDEND TO ITS PARENT.

NATURE OF BUSINESS

The Company engages in providing life insurance, pension and annuity products, reinsurance, structured settlements and investment products which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the United States and are distributed in 49 states.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

         Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

         All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

         Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as could be required under GAAP for fair value hedges.

         Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

         Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

         The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of an other-than-temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

         Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

         The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

         Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

         Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

         Separate Accounts With Guarantees: Some of the Company's separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

         Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

         Universal Life and Annuity Policies: Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received for and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Prior to January 1, 2001, all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

         Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

         Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

         Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

         Deferred Income Taxes: Effective January 1, 2001, deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.

         Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

         Surplus Notes: Surplus notes are reported as surplus rather than as liabilities.

         Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office
(SVO) of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies are carried at market value and the related unrealized capital gains or losses are reported in unassigned surplus. Common stock of the Company's affiliated insurance subsidiaries are recorded at the equity in statutory-basis net assets. Real estate is reported at cost less allowances for depreciation. Depreciation of real estate is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and limited partnerships, which are recorded at equity in underlying net assets, and derivative financial instruments, which are valued in accordance with the NAIC Accounting Practices and Procedures Manual and Purposes and Procedures Manual of the SVO.

The Company uses swaps, interest rate caps and floors, options, swaptions and certain other derivatives as part of its overall interest rate risk management strategy for certain life insurance and annuity products. Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Generally, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. These swaps meet hedge accounting rules and are not marked to their

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

current market value in the financial statements. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in the IMR or AVR if the underlying instrument receives that treatment.

Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short-term assets or liabilities. The initial cost of any such agreements is amortized to net investment income over the life of the agreement. Periodic payments that are receivable as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged item.

The Company also utilizes credit default swaps in replication transactions. A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap. A premium is received by the Company on a periodic basis and recognized in investment income. In the event that the representative issuer defaults on its obligation referenced in the credit default swap contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2002 and 2001, the Company excluded investment income due and accrued of $20,367 and $9,659, respectively, with respect to such practices.

PREMIUMS

Subsequent to January 1, 2001, revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. These revenues are recognized when due. Premiums received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue or benefits paid. Prior to January 1, 2001, life, annuity, accident and health premiums were recognized as revenue when due.

AGGREGATE POLICY RESERVES

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to
6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to 12.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GIC)s and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles (SSAP) No. 50 "Classifications and Definitions of Insurance or Managed Care Contracts In Force." These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement options, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency, and are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

         Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease directly to the liability balance, and are not reported as premiums, benefits or changes in reserve in the statement of operations.

Municipal Reverse Repurchase Agreements

Municipal reverse repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $131,583, $191,967, and $350,784 in 2002, 2001, and 2000, respectively. In addition, the Company received $38,359, $34,348 and $36,536 in 2002, 2001 and 2000, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REINSURANCE CEDED

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

PRIOR YEAR ADJUSTMENTS

Prior year adjustments charged directly to surplus in 2001 relate to various suspense account adjustments of $3,410. These adjustments were made to balances in existence at December 31, 2000 and this write off has been treated as a correction of an error.

Prior year adjustments charged directly to surplus in 2000 relate to expenses incurred for sales practices litigation of $8,199 (see Note 12), the write off of software of $30,043 and suspense adjustments of $5,466. There was no overall impact to surplus resulting from the software write off as this item was previously nonadmitted.

RECLASSIFICATIONS

Certain reclassifications have been made to the 2001 and 2000 financial statements to conform to the 2002 presentation.

2.       ACCOUNTING CHANGES

On December 31, 2002, the Company adopted the provisions of Actuarial Guideline
39. The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The cumulative effect of adopting Guideline 39 on December 31, 2002 was $108,739, which was charged directly to unassigned surplus as a cumulative effect of a change in accounting principle.

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Iowa. Effective January 1, 2001, the State of Iowa required that insurance companies domiciled in the State of Iowa prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Iowa Commissioner of Insurance.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased capital and surplus, of $59,703 as of January 1, 2001. This amount was made up by the establishment of deferred income tax assets of $58,009 and investment adjustments that increased surplus by $12,724, offset by the establishment of a guaranty fund accrual of $4,317 and the establishment of a vacation accrual amount of $6,713.

Effective January 1, 2003, the Company will adopt the provisions SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions. SSAP No. 86 supercedes SSAP No. 31, Derivative Instruments, and is effective for derivative transactions entered into or modified on or after January 1, 2003. SSAP No. 31 continues to apply to derivative transactions in place prior to January 1, 2003, however the Company can elect to apply SSAP No. 86 to these transactions as well. The Company has elected to adopt SSAP No. 86 for all existing and future derivative transactions. SSAP No. 86 adopts the general framework of Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivatives and Hedging Activities, which addresses the accounting for derivatives in accordance with accounting principles generally accepted in the United States. SSAP No. 86 differs from SFAS No. 133 in that it allows the derivative instrument be carried consistent with the hedged item rather than at fair value. SSAP No. 86 also does not require the separate accounting for embedded derivatives as required by SFAS No. 133. The Company believes that the adoption of this statement will not have a material impact on the Company's financial condition or results of operations in future periods.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

3.       FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

         Investment securities: Fair values for fixed maturity securities (including preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, other than affiliated entities, are based on quoted market prices.

         Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

         Interest rate floors, caps, swaps, and swaptions and currency swaps:
         Estimated fair value of interest rate floors and caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate swaps and swaptions and currency swaps, are based upon the pricing differential for similar swap agreements. The carrying value of these items is included with other invested assets on the balance sheet.

         Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

         Net short-term notes receivable from/payable to affiliates: The fair value for net short-term notes receivable from/payable to affiliates approximate their carrying value.

         Separate account assets: The fair value of separate account assets are based on quoted market prices.

         Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

         Separate account annuity liabilities: The fair value for certain separate account annuity liabilities included in the total herein approximates the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts, while the fair value for other separate account annuity liabilities is estimated using discounted cash flow calculations.

Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

3.       FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                           DECEMBER 31
                                                         2002                                     2001
                                            -------------------------------         -------------------------------
                                             CARRYING             FAIR               CARRYING              FAIR
                                              AMOUNT              VALUE               AMOUNT              VALUE
                                            -----------        ------------         -----------        ------------
ADMITTED ASSETS
Bonds                                       $13,898,350        $ 14,690,125         $13,994,027        $ 14,318,212
Preferred stocks other than
   affiliates                                    82,917              81,816              71,829              71,781
Common stocks other than affiliates              82,793              82,793             421,560             421,560
Mortgage loans on real estate                 2,107,263           2,293,768           1,691,144           1,725,209
Policy loans                                    402,556             402,556             411,306             411,306
Floors, caps, options and swaptions              17,317              18,092              20,460              23,573
Interest rate and currency swaps                  8,714             (93,783)             19,037              (9,528)
Cash and short-term investments                 233,666             233,666             172,913             172,913
Net short-term notes receivable from
   affiliates                                        --                  --             114,795             114,795
Separate account assets                       3,209,025           3,209,025           4,124,050           4,124,050

LIABILITIES
Investment contract liabilities               6,505,231           6,695,592           7,129,511           7,023,710
Net short-term notes payable to
   affiliates                                   214,000             214,000                  --                  --
Separate account annuity liabilities          2,979,670           2,987,744           3,950,263           4,022,537

4.       INVESTMENTS

The Company's investment in common stocks of its wholly-owned subsidiaries, based on the statutory capital and surplus of the subsidiaries, is summarized as follows:

                                            CARRYING
                           COST              AMOUNT
                         ----------        ----------
DECEMBER 31, 2002
TALIAC                   $  478,418        $  999,342
TONY                        148,600            92,162
Other                        18,330                --
                         ----------        ----------
                         $  645,348        $1,091,504
                         ==========        ==========


                                            CARRYING
                           COST              AMOUNT
                         ----------        ----------
DECEMBER 31, 2001
TALIAC                   $  298,418        $  931,476
TONY                         98,600            32,606
Other                        18,330                --
                         ----------        ----------
                         $  415,348        $  964,082
                         ==========        ==========

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

4.       INVESTMENTS (CONTINUED)

Certain statutory-basis financial information with respect to TALIAC and TONY, the Company's wholly-owned insurance subsidiaries, is as follows:

                                                        DECEMBER 31
                                                 2002                2001
                                              -----------        -----------
SUMMARY STATUTORY-BASIS BALANCE SHEETS
Cash and investments                          $19,379,001        $17,439,047
Other assets                                    5,685,343          6,257,332
                                              -----------        -----------
Total assets                                  $25,064,344         23,696,379

Aggregate reserves                             14,955,489         13,332,009
Other liabilities                               9,017,351          9,400,288
                                              -----------        -----------
Total liabilities                              23,972,840         22,732,297
                                              -----------        -----------
Total capital and surplus                     $ 1,091,504        $   964,082
                                              ===========        ===========

                                                                    YEAR ENDED DECEMBER 31
                                                           2002                2001                2000
                                                        -----------         -----------         ----------
SUMMARY STATUTORY-BASIS STATEMENTS OF OPERATIONS
Revenue                                                 $ 5,630,656         $ 6,606,843         $7,429,428
Expenses and taxes                                        5,653,337           6,683,417          7,342,603
                                                        -----------         -----------         ----------
Net income (loss)                                       $   (22,681)        $   (76,574)        $   86,825
                                                        ===========         ===========         ==========

As discussed in Note 11, in 2002 the Company received a capital contribution of $228,679, which reflected a contribution of the membership interests for two limited liability companies, Transamerica Pyramid Properties LLC and Transamerica Realty Investment Properties LLC. At December 31, 2002, the Companies carrying value for these two affiliated entities is $223,546. Summarized combined balance sheet information as of December 31, 2002 for these two companies is as follows:

Debt securities                                $ 26,018
Real estate                                     202,509
Other assets                                      5,052
                                               --------
Total assets                                   $233,579

Current liabilities                             $ 10,033
Total member's interest                         223,546
                                               --------
Total liabilities and member's interest        $233,579
                                               ========

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

4.       INVESTMENTS (CONTINUED)

The carrying value and estimated fair value of investments in bonds and preferred stock were as follows:

                                                                   GROSS             GROSS             ESTIMATED
                                               CARRYING          UNREALIZED        UNREALIZED            FAIR
                                                VALUE              GAINS             LOSSES              VALUE
                                              -----------        ----------        -----------        -----------
DECEMBER 31, 2002
United States Government and agencies         $   965,179        $   21,523        $       498        $   986,204
State, municipal and other government             288,937            36,730                119            325,548
Public utilities                                1,176,303            77,285             46,637          1,206,951
Industrial and miscellaneous                    8,668,692           789,625            123,015          9,335,302
Mortgage and other asset - backed
  securities                                    2,799,239           103,870             66,989          2,836,120
                                              -----------        ----------        -----------        -----------
                                               13,898,350         1,029,033            237,258         14,690,125

Preferred stocks other than affiliates             82,917             4,013              5,114             81,816
                                              -----------        ----------        -----------        -----------
                                              $13,981,267        $1,033,046        $   242,372        $14,771,941
                                              ===========        ==========        ===========        ===========

DECEMBER 31, 2001
United States Government and agencies         $   589,852        $    5,275        $       339        $   594,788
State, municipal and other government             241,086            21,819                840            262,065
Public utilities                                1,277,568            51,514             21,107          1,307,975
Industrial and miscellaneous                    8,779,383           437,071            158,900          9,057,554
Mortgage and other asset - backed
  securities                                    3,106,138            61,561             71,869          3,095,830
                                              -----------        ----------        -----------        -----------
                                               13,994,027           577,240            253,055         14,318,212

Preferred stocks other than affiliates             71,829             1,281              1,329             71,781
                                              -----------        ----------        -----------        -----------
                                              $14,065,856        $  578,521        $   254,384        $14,389,993
                                              ===========        ==========        ===========        ===========

The carrying value and estimated fair value of bonds at December 31, 2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                     ESTIMATED
                                                   CARRYING             FAIR
                                                    VALUE              VALUE
                                                  -----------        -----------
Due in one year or less                           $   213,454        $   215,602
Due after one year through five years               2,490,469          2,612,988
Due after five years through ten years              3,085,817          3,301,201
Due after ten years                                 5,309,371          5,724,214
Mortgage and other asset-backed securities          2,799,239          2,836,120
                                                  -----------        -----------
                                                  $13,898,350        $14,690,125
                                                  ===========        ===========

A detail of net investment income is presented below:

                                                           YEAR ENDED DECEMBER 31
                                                 2002                2001                 2000
                                              -----------         -----------         -----------
Interest on bonds and preferred stocks        $   960,449         $ 1,090,350         $ 1,068,590
Dividends from common stocks                        1,387               2,390               5,332
Interest on mortgage loans                        121,963             106,538              49,068
Rental income on real estate                       19,103              25,496              30,180
Interest on contract loans                         26,777              28,095              22,994
Cash and short-term investments                     5,517               9,982               5,938
Other investment income                           (20,803)              2,622              18,427
                                              -----------         -----------         -----------
                                                1,114,393           1,265,473           1,200,529
Less investment expenses                          (61,977)            (70,806)            (92,315)
                                              -----------         -----------         -----------
Net investment income                         $ 1,052,416         $ 1,194,667         $ 1,108,214
                                              ===========         ===========         ===========

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

4.       INVESTMENTS (CONTINUED)

During 2002, the Company wrote off accrued interest of $21,187 related to its investment in two Collateralized Bond Obligations (CBO's), which is included in other investment income in the table above. These CBO's accrue interest at a rate consistent with the expectation of payments outlined in the CBO covenants. The Company periodically assesses the ultimate expected recovery of this interest accrual and makes adjustments as necessary.

Proceeds from sales and maturities of bonds and related gross realized capital gains and losses were as follows:

                                                          YEAR ENDED DECEMBER 31
                                              2002                 2001                2000
                                           ------------         -----------         -----------
Proceeds                                   $ 10,637,192         $ 8,563,654         $ 5,872,493
                                           ============         ===========         ===========

Gross realized gains                       $    223,327         $   221,180         $    94,531
Gross realized losses                          (196,586)           (200,610)           (157,019)
                                           ------------         -----------         -----------
Net realized capital gains (losses)        $     26,741         $    20,570         $   (62,488)
                                           ============         ===========         ===========

Gross realized losses in 2002 and 2001 include $65,553 and $94,439, respectively, that relate to losses recognized on other than temporary declines in market values of bonds.

At December 31, 2002, investments with an aggregate carrying value of $4,492 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Realized investment gains (losses) and changes in unrealized gains/losses for investments are summarized below:

                                                                           REALIZED
                                                       ---------------------------------------------
                                                                  YEAR ENDED DECEMBER 31
                                                          2002             2001              2000
                                                       ---------         ---------         ---------
Bonds                                                  $  26,741         $  20,570         $ (62,488)
Preferred stocks                                         (17,035)           (9,175)            6,124
Common stocks                                           (104,230)           19,878           499,621
Derivatives                                              (21,593)           90,144              (103)
Gain from transfer of Taiwan branch (Note 15)                 --            75,125                --
Other invested assets                                     (9,166)            5,847           (16,983)
                                                       ---------         ---------         ---------
                                                        (125,283)          202,389           426,171

Federal income tax effect                                 28,528          (114,082)         (178,914)
Transfer from (to) interest maintenance reserve          (43,915)          (74,697)           44,940
                                                       ---------         ---------         ---------
Net realized capital gains (losses) on
     investments                                       $(140,670)        $  13,610         $ 292,197
                                                       =========         =========         =========

                                                             CHANGE IN UNREALIZED
                                                 ---------------------------------------------
                                                             YEAR ENDED DECEMBER 31
                                                    2002              2001              2000
                                                 ---------         ---------         ---------
Bonds                                            $ (32,236)        $   5,670         $ (10,264)
Preferred stocks                                     1,115             2,346            (4,499)
Common stocks                                     (111,063)          (75,874)         (512,790)
Mortgage loans on real estate                            3             1,745            (1,791)
Derivatives                                         (1,114)          (36,737)            1,342
Other invested assets                               28,974            (7,931)             (750)
                                                 ---------         ---------         ---------
Change in unrealized capital gains/losses        $(114,321)        $(110,781)        $(528,752)
                                                 =========         =========         =========

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

4.       INVESTMENTS (CONTINUED)

Gross unrealized gains and gross unrealized losses on common stock of unaffiliated entities are as follows:

                                  DECEMBER 31
                              2002            2001
                            -------         --------
Unrealized gains            $ 5,337         $ 40,756
Unrealized losses            (3,455)         (30,389)
                            -------         --------
Net unrealized gains        $ 1,882         $ 10,367
                            =======         ========

During 2002, the Company issued mortgage loans with interest rates ranging from 8.03% to 3.30%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 85%. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

No loans were foreclosed or acquired by deed and transferred to real estate during 2002 and 2001. At December 31, 2002 and 2001, the Company held a mortgage loan loss reserve in the AVR of $18,107 and $12,167, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

       GEOGRAPHIC DISTRIBUTION                PROPERTY TYPE DISTRIBUTION
--------------------------------------     -------------------------------
                          DECEMBER 31                         DECEMBER 31
                        2002      2001                       2002     2001
                        ----      ----                       ----     ----
South Atlantic           29%       25%     Office             34%      36%
Pacific                  25        29      Apartment          21       19
Middle Atlantic          11        10      Industrial         18       17
E. North Central          9         7      Retail             16       19
W. North Central          7         8      Other              11        9
Mountain                  7         7
W. South Central          6         9
New England               3         3
E. South Central          3         2

The operations of the Company are subject to risk of interest rate fluctuations to the extent that there is a difference between the cash flows from the Company's interest-earning assets and the cash flows related to its liabilities. In the normal course of its operations, the Company hedges some of its interest rate risk with derivative financial instruments. These derivatives comprise primarily interest rate swap agreements, interest rate floor agreements, foreign currency swap agreements, call option agreements, S&P 500 call option agreements, and options to enter into interest rate swap agreements (swaptions). The Company does not use derivatives financial instruments for trading or speculative purposes, nor is the Company a party to any leveraged derivative contracts.

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Generally, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. These swaps meet hedge accounting rules and are not marked to their current market value in the financial statements. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in the IMR or AVR if the underlying instrument receives that treatment.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

4.       INVESTMENTS (CONTINUED)

An interest rate floor provides for the receipt of payments in the event interest rates fall below the strike rates in the contract. The floor is designed to hedge against a fall in interest rates that would increase reinvestment risk. Reinvestment risk is a result of calls, prepayments and redemptions of assets when interest rates are low and the floor is designed to generate cash flows to offset the lower cash flows during this environment. A single premium is paid by the Company at the beginning of the contract. These floors are recorded at amortized cost in the financial statements.

The Company may issue foreign denominated assets or liabilities. Cross currency swaps are utilized to convert the asset or liability to a U.S. denominated security. A cash payment is often exchanged at the outset of the swap contract that represents the present value of cash flows of the instrument. This may result because the derivative is being purchased between coupon periods or the rates in the swap are not at market. A single net payment is exchanged each due date as well as at the end of the contract. Each asset or liability is hedged individually and terms of the swap must substantially meet the terms of the underlying instrument. These swaps meet hedge accounting rules and are carried at book value. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in the IMR or AVR if the underlying instrument receives that treatment.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another based upon an underlying notional amount. Generally, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. These swaps meet hedge accounting rules and are not marked to their current market value in the financial statements. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in the IMR or AVR if the underlying instrument receives that treatment.

The Company issues products which provide the customer a return based on the S&P 500 Index. The Company uses S&P 500 futures contracts and/or S&P options to hedge the option risk associated with the products. These programs require a Black-Scholes formula to be used to calculate the delta of the liability option and the delta of the futures contracts and options; the difference between the deltas must be within a specified tolerance. Futures are marked to market on a daily basis and a cash payment is made/received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company also utilizes credit default swaps in replication transactions. At December 31, 2002, the Company had replicated assets with a fair value of $73,876 and credit default swaps with a fair value of $(1,086). At December 31, 2001, the Company did not have any outstanding replication transactions. During the year ended December 31, 2002, 2001, and 2000, the Company has not recognized any capital losses related to replication transactions.

The Company has credit risk exposure to the extent that a counterparty fails to make payment on its obligation. While the Company is exposed to credit risk in the event of nonperformance by the other party, nonperformance is not anticipated due to the credit rating of the counterparties. At December 31, 2002, all of the Company's derivative financial instruments were with financial institutions rated A or better by one or more of the major credit rating agencies.

Market risk is the risk the Company faces from a change in the market value of a derivative instrument. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk). The Company mitigates this risk by actively measuring and monitoring correlation and taking corrective action as necessary.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

4.       INVESTMENTS (CONTINUED)

At December 31, 2002 and 2001, the Company's outstanding financial instruments with on and off balance sheet risks, shown in notional amounts are summarized as follows:

                                                                      NOTIONAL AMOUNT
                                                               ----------------------------
                                                                  2002             2001
                                                               ----------        ----------
DERIVATIVE SECURITIES
Interest rate and currency swaps:
  Receive float-pay float                                      $  109,524        $   68,979
  Receive fixed-pay float                                       1,276,326         1,462,521
  Receive float-pay fixed                                       1,384,237         1,237,938

Interest rate floor agreements                                    200,000           508,348
Swaptions                                                              --           850,000
Call options                                                       30,699            31,399
Caps                                                               89,039                --

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

5.       REINSURANCE

The Company is involved in both the cession and assumption of reinsurance with other companies, including affiliated companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. Ceded reinsured risks are treated as though, to the extent of the reinsurance, they are risks for which the Company is not liable

Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded. The Company remains liable to the extent the reinsuring companies do not meet their obligations under these reinsurance treaties.

Premiums earned and reserves and claims liability amounts reflect the following reinsurance assumed and ceded amounts:

                                                CEDED/RETROCEDED TO                ASSUMED FROM
                                            ---------------------------     ---------------------------      -----------
                             DIRECT         AFFILIATED     UNAFFILIATED     AFFILIATED     UNAFFILIATED          NET
                             AMOUNT         COMPANIES        COMPANIES      COMPANIES        COMPANIES         AMOUNT
                           -----------      ----------     ------------     ----------     ------------      -----------
Year ended
  December 31, 2002:
    Premium revenue        $ 2,174,668      $  276,140      $1,054,650      $  196,605      $   952,013      $ 1,992,496
                           ===========      ==========      ==========      ==========      ===========      ===========

At December 31, 2002:
  Reserves for future
    policy benefits        $13,756,419      $3,120,610      $4,245,798      $  855,966      $ 2,397,565      $ 9,643,542
  Policy and contract
    claims payable             309,542          29,751         323,526           1,821          427,085          385,171
                           -----------      ----------      ----------      ----------      -----------      -----------
                           $14,065,961      $3,150,361      $4,569,324      $  857,787      $ 2,824,650      $10,028,713
                           ===========      ==========      ==========      ==========      ===========      ===========
Year ended
  December 31, 2001:
    Premium revenue        $ 2,226,471      $  262,322      $1,220,411      $  248,816      $   743,637      $ 1,736,191
                           ===========      ==========      ==========      ==========      ===========      ===========

At December 31, 2001:
  Reserves for future
    policy benefits        $13,376,871      $3,095,365      $3,565,994      $  591,624      $ 1,852,458      $ 9,159,594
  Policy and contract
    claims payable             232,878          23,654         532,401           4,612          456,075          137,510
                           -----------      ----------      ----------      ----------      -----------      -----------
                           $13,609,749      $3,119,019      $4,098,395      $  596,236      $ 2,308,533      $ 9,297,104
                           ===========      ==========      ==========      ==========      ===========      ===========
Year ended
  December 31, 2000:
    Premium revenue        $ 2,623,910      $  199,290      $1,574,257      $  359,387      $ 1,359,070      $ 2,568,820
                           ===========      ==========      ==========      ==========      ===========      ===========

At December 31, 2000:
  Reserves for future
    policy benefits        $13,558,393      $3,402,793      $3,590,670      $  524,069      $ 2,355,940      $ 9,444,939
  Policy and contract
    claims payable             289,280          34,769         267,285           4,844          402,406          394,476
                           -----------      ----------      ----------      ----------      -----------      -----------
                           $13,847,673      $3,437,562      $3,857,955      $  528,913      $ 2,758,346      $ 9,839,415
                           ===========      ==========      ==========      ==========      ===========      ===========

During 2001, the Company novated certain traditional life insurance contracts to AUSA Life Insurance Company, Inc. (AUSA), an affiliate, via an assumption reinsurance transaction. Under the terms of this agreement, a significant portion of the future statutory-basis profits from the contracts assumed by AUSA will be passed through to the Company as an experience rated refund. The Company recorded a deferred liability of $14,281 as a result of this transaction. The accretion of the deferred liability for 2002 and 2001 was $1,428.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

5.       REINSURANCE (CONTINUED)

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation of future guaranteed minimum death benefits included in certain of its variable annuity contracts. The gain on the transaction of $28,967 was credited directly to unassigned surplus on a net of tax basis. At December 31, 2002, the Company holds collateral from this affiliate in the form of letters of credit of $225,728, covering this reinsurance agreement and others.

In 2000, the Company entered into a reinsurance transaction with two affiliated companies in which the Company assumed certain structured settlement liabilities on a funds withheld basis. As a result, the Company has recorded a related asset of $830,952 at December 31, 2002 and $562,853 at December 31, 2001.

6.       INCOME TAXES

The main components of deferred income tax amounts are as follows:

                                                      DECEMBER 31,  DECEMBER 31,
                                                          2002          2001
                                                      ------------  ------------
Deferred income tax assets:
  Nonadmitted assets                                    $ 14,501      $ 10,312
  Provision for contingent experience rated refund        10,794        10,979
  Tax basis deferred acquisitions costs                  166,335       137,730
  Reserves                                               219,148       177,081
  Unrealized capital losses                               67,147        53,850
  ss.807(f) assets                                         7,356         2,700
  Deferred intercompany losses                            18,920            --
  Other                                                   36,003        27,082
                                                        --------      --------
Deferred income tax assets                              $540,204      $419,734
                                                        ========      ========

Deferred income tax assets nonadmitted                  $285,334      $230,955
                                                        ========      ========

Deferred income tax liabilities:
  Partnerships                                          $  3,095      $  6,073
  Agent deferred compensation                             24,219        20,243
  Real estate                                             42,793         1,543
  ss.807(f) liabilities                                    2,567         2,807
  Separate account seed money                              5,705         5,705
  Unrealized capital gains (losses)                       20,856        39,006
  Deferred intercompany gains                             15,647            --
  Other                                                    5,940         8,332
                                                        --------      --------
Total deferred income tax liabilities                   $120,822      $ 83,709
                                                        ========      ========

The change in net deferred income tax assets and deferred income tax assets - nonadmitted are as follows:

                                                         YEAR ENDED DECEMBER 31
                                                          2002            2001
                                                         -------        -------

Change in net deferred income tax asset                  $83,357        $60,600
                                                         =======        =======
Change in deferred income tax assets - nonadmitted        54,379         13,540
                                                         =======        =======

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments for the following reasons:

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

6.       INCOME TAXES (CONTINUED)

                                                           YEAR ENDED DECEMBER 31
                                                    2002           2001           2000
                                                  --------       --------       --------

Income tax expense (benefit) computed at the      $ 41,005       $ 12,813       $(29,629)
  federal statutory rate (35%)
    Agent deferred compensation                        803          5,676             --
    Deferred acquisition costs - tax basis          12,420         (7,785)         6,082
    Dividends received deduction                    (1,450)        (2,266)        (1,420)
    IMR amortization                                  (250)          (220)           826
    Investment income items                         (1,091)        (4,688)            --
    Prior year under accrual                        24,232         49,533         46,125
    Reinsurance adjustments                         (8,264)         6,093             --
    Tax credits                                    (30,565)       (31,301)       (27,111)
    Tax reserve valuation                            4,156        (46,303)        11,844
    Other                                               12          6,873           (565)
                                                  --------       --------       --------
Federal income tax expense (benefit)              $ 41,008       $(11,575)      $  6,152
                                                  ========       ========       ========

For federal income tax purposes, the Company joins in a consolidated income tax return filing with other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1995. The examination fieldwork for 1996 and 1997 has been completed and a petition has been filed in the tax court. An examination is underway for 1998 and for the period from January 1 through July 21, 1999 (short tax period).

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA ($117,701 at December 31, 2002). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $41,195.

7.       POLICY AND CONTRACT ATTRIBUTES

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

7.       POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

                                                                               DECEMBER 31
                                                                      2002                           2001
                                                          ------------------------     -------------------------
                                                             AMOUNT        PERCENT        AMOUNT         PERCENT
                                                          ------------     -------     ------------      -------

Subject to discretionary withdrawal with adjustment:
    With market value adjustment                          $  3,176,649        19%      $  2,901,417        16%
    At book value less surrender charge                        109,257         1            472,377         3
    At market value                                          2,159,586        13          2,702,165        15
Subject to discretionary withdrawal
  without adjustment                                         1,213,713         7          1,039,197         6
Not subject to discretionary withdrawal
  provision                                                 10,242,376        60         10,497,679        60
                                                          ------------        --       ------------        --
Total annuity reserves and deposit
  liabilities                                               16,901,581       100%        17,612,835       100%
                                                                             ===                          ===
Less reinsurance ceded                                      (5,657,742)                  (5,065,994)
                                                          ------------                 ------------
Net annuity reserves and deposit
  liabilities                                             $ 11,243,839                 $ 12,546,841
                                                          ============                 ============

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at estimated fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

7.       POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

Information regarding the separate accounts of the Company is as follows:

                                                                            NONINDEXED
                                                               NONINDEXED   GUARANTEED    NONGUARANTEED
                                                 GUARANTEED    GUARANTEED      MORE          SEPARATE
                                                   INDEXED    LESS THAN 4%    THAN 4%        ACCOUNTS         TOTAL
                                                 ----------   ------------  ----------    -------------    -----------
Premiums, deposits and other
  considerations for the year
  ended December 31, 2002                         $     --     $ 728,416     $ 176,820     $   121,821     $ 1,027,057
                                                  ========     =========     =========     ===========     ===========

For accounts with assets at
  market value as of
  December 31, 2002                               $ 10,620     $ 773,213     $ 381,228     $ 1,872,843     $ 3,037,904
                                                  ========     =========     =========     ===========     ===========

Reserves by withdrawal
  characteristics as of
  December 31, 2002:
    At market value                               $     --     $      --     $      --     $ 1,843,872     $ 1,843,872
    Not subject to
      discretionary withdrawal                      10,620       773,213       381,228          28,971       1,194,032
                                                  --------     ---------     ---------     -----------     -----------
                                                  $ 10,620     $ 773,213     $ 381,228     $ 1,872,843     $ 3,037,904
                                                  ========     =========     =========     ===========     ===========

Premiums, deposits and other
  considerations for the year
  ended December 31, 2001                         $     --     $ 478,757     $ 555,299     $   190,187     $ 1,224,243
                                                  ========     =========     =========     ===========     ===========

For accounts with assets at
  market value as of
  December 31, 2001                               $ 11,151     $ 472,869     $ 777,765     $ 2,660,485     $ 3,922,270
                                                  ========     =========     =========     ===========     ===========

Reserves by withdrawal
  characteristics as of
  December 31, 2001:
    At market value                               $     --     $      --     $      --     $ 2,613,016     $ 2,613,016
    Not subject to
      discretionary withdrawal                      11,151       472,869       777,765          47,469       1,309,254
                                                  --------     ---------     ---------     -----------     -----------
                                                  $ 11,151     $ 472,869     $ 777,765     $ 2,660,485     $ 3,922,270
                                                  ========     =========     =========     ===========     ===========

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

7.       POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

Premiums, deposits and other
  considerations for the year
  ended December 31, 2000                        $     --          $ --         $      --          $   349,535          $   349,535
                                                 ========          ====         =========          ===========          ===========

Reserves for separate
  accounts as of December 31,
  2000                                           $ 17,528          $ --         $ 754,619          $ 3,188,901          $ 3,961,048
                                                 ========          ====         =========          ===========          ===========

Reserves by withdrawal
  characteristics as of
  December 31, 2000:
    At market value                              $     --          $ --         $      --          $ 3,188,901          $ 3,188,901
    Not subject to
      discretionary withdrawal                     17,528            --           754,619                   --              772,147
                                                 --------          ----         ---------          -----------          -----------
                                                 $ 17,528          $ --         $ 754,619          $ 3,188,901          $ 3,961,048
                                                 ========          ====         =========          ===========          ===========

A reconciliation of the amounts transferred to and from the Company's separate accounts is presented below:

                                                                                     YEAR ENDED DECEMBER 31
                                                                                 ------------------------------
                                                                                     2002               2001               2000
                                                                                 -----------         ----------         -----------
Transfer as reported in the summary of
  operations of the separate accounts
  statement:
    Transfers to separate accounts                                               $   131,581         $  191,967         $   350,784
    Transfers from separate accounts                                                 376,462            230,254             181,133
                                                                                                                        -----------
Net transfers to separate accounts                                                  (244,881)           (38,287)            169,651
Other reconciling adjustments                                                          6,127             (4,328)              5,699
                                                                                 -----------         ----------         -----------
Net transfers as reported in the statements
  of operations                                                                  $  (238,754)        $  (42,615)        $   175,350
                                                                                 ===========         ==========         ===========

At December 31, 2002, the Company had variable annuities with guaranteed benefits as follows:

         Benefit and                              SUBJECTED                  AMOUNT OF                REINSURANCE RESERVE
         Type of Risk                           ACCOUNT VALUE               RESERVE HELD                    CREDIT
         ------------                           -------------               ------------              -------------------
Guaranteed minimum income
   benefit                                        $3,111,563                   $259,234                      $150,078

Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2002 and 2001, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                                                 GROSS               LOADING              NET
                                                                             -----------           ----------          ----------
DECEMBER 31, 2002 Life and annuity:
  Ordinary first-year business                                               $    30,031           $   16,791          $   13,240
  Ordinary renewal business                                                      333,635               15,500             318,135
  Group life direct business                                                         745                   --                 745
  Reinsurance ceded                                                             (142,195)                  --            (142,195)
                                                                             -----------           ----------          ----------
                                                                                 222,216               32,291             189,925
Accident and health                                                                3,085                   --               3,085
                                                                             -----------           ----------          ----------
                                                                             $   225,301           $   32,291          $  193,010
                                                                             ===========           ==========          ==========

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

7.       POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

DECEMBER 31, 2001 Life and annuity:
  Ordinary first-year business                         $  78,769          $13,701          $  65,068
  Ordinary renewal business                              280,273           16,335            263,938
  Group life direct business                               4,058                -              4,058
  Reinsurance ceded                                     (104,839)               -           (104,839)
                                                       ---------          -------          ---------
                                                         258,261           30,036            228,225
Accident and health                                       15,179                -             15,179
                                                       ---------          -------          ---------
                                                        $273,440          $30,036           $243,404
                                                        ========          =======           ========

At December 31, 2002 and 2001, the Company had insurance in force aggregating $90,428,003 and $38,795,528 respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $92,769 and $53,483 to cover these deficiencies at December 31, 2002 and 2001, respectively.

During 2002, the Company converted to a new reserve valuation system for fixed deferred annuities and variable annuities. The new valuation system, which provides for more precise calculations, caused general account reserves to decrease by $12,510 and separate account reserves to increase by $6,393. The amounts relating to the general account were credited directly to unassigned surplus. The amounts related to the separate accounts are included in the change in surplus in separate accounts in the 2002 statement of changes in capital and surplus.

8.       DIVIDEND RESTRICTIONS

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company's statutory surplus as of the preceding December 31, or (b) the Company's statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2003, without the prior approval of insurance regulatory authorities, is $234,130.

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2002, the Company meets the RBC requirements.

9. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2002 and 2001, the Company sold $3,721 and $55,838, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

10.      PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS

Beginning in 2001, the Company's employees participate in a qualified benefit plan sponsored by AEGON USA, Inc. (AEGON), an affiliate. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the SFAS No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $3,322 and 3,515 for the years ended December 31, 2002 and 2001, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Prior to 2001, substantially all employees were covered by noncontributory defined plans sponsored by the Company and Transamerica. The Company's total pension costs were approximately $1,100 for the year ended December 31, 2000.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $378 and $496 for the years ended December 31, 2002 and 2001, respectively. Prior to 2001, the Company participated in various contributory defined benefit programs sponsored by Transamerica that provided medical and certain other benefits to eligible retirees. Postretirement benefit costs charged to income was approximately $3,000 for the year ended December 31, 2000.

11.      RELATED PARTY TRANSACTIONS

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2002, 2001, and 2000, the Company paid $54,165, $31,310, and $21,323, respectively, for these services, which approximates their costs to the affiliates.

Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.

The Company received capital contributions of $50,000, $300,000, and $80,000 from its parent in 2002, 2001 and 2000, respectively, in the form of cash. During 2002, the Company received a capital contribution of $228,679, which reflected a contribution of the parent's membership interests in two limited liability companies, Transamerica Pyramid Properties LLC and Transamerica Realty Investment Properties LLC. The assets underlying both of these companies primarily consisted of real estate properties, the value of which was based on recent appraisals.

During 2002, the Company received $200,000 from Transamerica in exchange for surplus notes. These notes are due 20 years from the date of issuance and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. Additional information related to the surplus notes at December 31, 2002 is as follows:

                                                       BALANCE        INTEREST
                                       ORIGINAL     OUT-STANDING        PAID         TOTAL
                       INTEREST         AMOUNT       AT END OF         CURRENT     INTEREST        ACCRUED
     DATE ISSUED         RATE          OF NOTES        YEAR              YEAR        PAID         INTEREST
     -----------       --------        --------     ------------      --------     --------       --------
September 30, 2002       6.0%          $ 200,000      $ 200,000         $ --         $ --          $ 3,000

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

11.      RELATED PARTY TRANSACTIONS (CONTINUED)

At December 31, 2002, the Company has receivables from affiliates of $190,311 and short-term notes payable to affiliates of $214,000. At December 31, 2001, the Company has short-term notes receivable from affiliates of $114,795. Interest on these accrue at the thirty-day commercial paper rate at the time of issuance.

12.      COMMITMENTS AND CONTINGENCIES

The Company is a defendant in various legal actions arising from its operations. These include legal actions similar to those faced by many other major life insurers which allege damages related to sales practices for universal life policies sold between January 1981 and June 1996. In one such action, the Company and plaintiff's counsel entered into a settlement which was approved on June 26, 1997. The settlement required prompt notification to affected policyholders. Administrative and policy benefit costs associated with the settlement of $8,199 after-tax were incurred in 2000 and reflected in these statements as a prior period adjustment which was reflected as a direct charge to unassigned surplus. Related costs incurred in 2002 and 2001 were not significant. Additional costs relating to ancillary litigation are not expected to be material and will be incurred over a period of years. In the opinion of the Company, any ultimate liability which might result from other litigation would not have a materially adverse effect on the combined financial position of the Company or the results of its operations.

The Company has contingent commitments for $181,776 as of December 31, 2002 to provide additional funding for various joint ventures, partnerships, and limited liability companies.

The Company may pledge assets as collateral for transactions involving funding agreements and reverse repurchase agreements. At December 31, 2002, the Company has pledged invested assets with a carrying value and market value of $624,947 and $632,312, respectively, in conjunction with these transactions.

At December 31, 2002, the Company had entered into multiple agreements with notional amounts of $849,667 for which it was paid a fee to provide standby letters of credit. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $11,781 and $5,712 at December 31, 2002 and 2001, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $(785), $197 and $1,247 for the years ended December 31, 2002, 2001, and 2000, respectively.

13.      LEASES

The Company leases office buildings under various noncancelable operating lease agreements. At December 31, 2002, the future minimum aggregate rental commitments are as follows:

2003                         $   5,809
2004                             5,774
2005                             5,704
2006                             5,681
2007                             5,638
Thereafter                      14,795

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

13.      LEASES (CONTINUED)

The Company owns a building that is rented to others. Future minimum lease payments under noncancelable leasing arrangements as of December 31, 2002 are as follows:

2003                                     $   5,241
2004                                         5,486
2005                                         5,095
2006                                         4,586
2007                                         4,615
Thereafter                                  30,020

14.      DIVIDEND OF SUBSIDIARY TO STOCKHOLDER

On December 1, 2000, the Company paid a non-cash dividend to its stockholder, Transamerica Insurance Corporation, consisting of 100% of the outstanding common and preferred stock of Transamerica Life Insurance Company of Canada. The dividend of $210,386 represented the Company's statutory-basis carrying value of the stock at the time it was distributed.

15.      TAIWAN BRANCH

During 2000, the Company increased its ownership of its Taiwan branch operations to 100% through a buyout of its 60% partner, Pacific Life Insurance Ltd., for a payment of $19,192. A receivable from the partner of $35,510 was also written off in conjunction with the buy-out. Additional costs of $17,100 were incurred as a result of the scheduled termination of reinsurance treaties with three unaffiliated companies. These items were recorded as a charge to unassigned surplus on a net of tax basis.

During 2001, the Company transferred its entire interest in its Taiwan branch to AEGON N.V. Assets of $96,241 were contributed to AEGON N.V. and liabilities of $162,303 were assumed by AEGON N.V. These assets primarily consisted of invested assets and the liabilities primarily consisted of insurance reserves. In addition, AEGON N.V. also paid cash of $9,063 to the Company. The net impact of $75,125 was recognized as a realized gain.

16.      RECONCILIATION TO INSURANCE DEPARTMENT ANNUAL STATEMENT

The following table reconciles net income and total capital and surplus as reported in the Annual Statement filed with the Insurance Division, Department of Commerce, of the State of Iowa, to the amounts reported in the accompanying financial statements as of and for the year ended December 31, 2000:

                                                                                        TOTAL CAPITAL AND
                                                                         NET INCOME           SURPLUS
                                                                         ----------     -----------------
Amounts reported in Annual Statement                                      $ 251,510         $ 1,594,585
Adjustments related to reinsurance treaties                                 (97,108)            (97,108)
Adjustments to policy and contract claim reserves                            20,000              20,000
Tax effect of adjustments                                                    26,988              26,988
                                                                          ---------         -----------
Amounts reported herein                                                   $ 201,390         $ 1,544,465
                                                                          =========         ===========

There were no such differences as of and for the years ended December 31, 2002 and 2001.

                                Statutory-Basis
                         Financial Statement Schedules

                 Transamerica Occidental Life Insurance Company

       Summary of Investments - Other Than Investments in Related Parties
                             (Dollars in Thousands)

                                December 31, 2002

                                   Schedule I



                                                                                 AMOUNT AT WHICH
                                                                                     SHOWN
                                                                 MARKET              IN THE
TYPE OF INVESTMENT                              COST (1)          VALUE           BALANCE SHEET
                                             ---------------   ---------------   ---------------
FIXED MATURITIES
Bonds:
   United States government and government
     agencies and authorities                $       993,068   $     1,015,958   $       993,068
   States, municipalities and political
     subdivisions                                    351,802           383,875           351,802
   Foreign governments                               162,588           181,464           162,588
   Public utilities                                1,176,303         1,206,951         1,176,303
   All other corporate bonds                      11,214,589        11,901,875        11,214,589
Preferred stock                                       82,917            81,816            82,917
                                             ---------------   ---------------   ---------------
Total fixed maturities                            13,981,267        14,771,941        13,981,267

EQUITY SECURITIES
Common stocks:
   Banks, trust and insurance                         19,799            18,940            18,940
   Industrial, miscellaneous and all other
                                                      61,112            63,853            63,853
                                             ---------------   ---------------   ---------------
Total equity securities                               80,911            82,793            82,793

Mortgage loans on real estate                      2,107,263                           2,107,263
Real estate                                           80,350                              80,350
Policy loans                                         402,556                             402,556
Other long-term investments                          808,877                             808,877
Cash and short-term investments                      233,666                             233,666
                                             ---------------                     ---------------
Total investments                            $    17,694,890                     $    17,696,772
                                             ===============                     ===============

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

                 Transamerica Occidental Life Insurance Company

                      Supplementary Insurance Information
                             (Dollars in Thousands)

                               December 31, 2002

SCHEDULE III




                                  FUTURE POLICY                 POLICY AND
                                   BENEFITS AND   UNEARNED       CONTRACT       PREMIUM
                                     EXPENSES     PREMIUMS      LIABILITIES     REVENUE
                                  -------------  -----------    -----------    -----------

YEAR ENDED DECEMBER 31, 2002
Individual life                    $ 5,841,071   $        --   $   187,080    $ 1,197,094
Individual health                       34,428        34,200        13,277         52,496
Group life and health                   13,628           844        74,932         (4,307)
Annuity                              3,719,371            --       109,882        747,213
                                   -----------   -----------    -----------    -----------
                                   $ 9,608,498   $    35,044    $   385,171    $ 1,992,496
                                   ===========   ===========    ===========    ===========

YEAR ENDED DECEMBER 31, 2001
Individual life                    $ 5,327,935   $        --   $   200,565    $ 1,153,081
Individual health                       16,832        33,833        13,788         60,607
Group life and health                   22,853         2,279       108,833         29,558
Annuity                              3,755,862            --      (185,676)       492,945
                                   -----------   -----------    -----------    -----------
                                   $ 9,123,482   $    36,112    $   137,510    $ 1,736,191
                                   ===========   ===========    ===========    ===========


YEAR ENDED DECEMBER 31, 2000
Individual life                    $ 5,330,707   $        --   $   304,132    $ 1,241,149
Individual health                       39,295        48,256        16,298         43,836
Group life and health                   15,770         8,580        53,306        103,920
Annuity                              4,002,331            --        20,740      1,179,915
                                   -----------   -----------    -----------    -----------
                                   $ 9,388,103   $    56,836    $   394,476    $ 2,568,820
                                   ===========   ===========    ===========    ===========



                                                   BENEFITS,
                                                   CLAIMS
                                       NET        LOSSES AND      OTHER
                                   INVESTMENT     SETTLEMENT     OPERATING      PREMIUMS
                                     INCOME*       EXPENSES      EXPENSES*       WRITTEN
                                   -----------    -----------   -----------   ------------

YEAR ENDED DECEMBER 31, 2002
Individual life                    $   454,847   $ 1,348,836    $   531,972
Individual health                        5,357        41,635         43,593   $    99,824
Group life and health                    8,584        (5,592)        10,836         9,951
Annuity                                583,628     1,335,684        200,705
                                   -----------    -----------   -----------
                                   $ 1,052,416    $ 2,720,563   $   787,106
                                   ===========    ===========   ===========

YEAR ENDED DECEMBER 31, 2001
Individual life                    $   333,597   $ 1,067,494    $   633,846
Individual health                       12,916       (46,229)        46,837   $   103,036
Group life and health                      708       175,474         41,039        30,958
Annuity                                847,446     1,535,867        428,180
                                   -----------    -----------   -----------
                                   $ 1,194,667    $ 2,732,606   $ 1,148,902
                                   ===========    ===========   ===========


YEAR ENDED DECEMBER 31, 2000
Individual life                    $   447,840   $ 1,245,378    $   907,371
Individual health                        8,517        84,424         89,362   $    91,282
Group life and health                   11,522       (55,633)       114,132        49,345
Annuity                                640,335     1,665,463        649,221
                                   -----------    -----------   -----------
                                   $ 1,108,214    $ 2,939,632   $ 1,760,086
                                   ===========    ===========   ===========



* Allocations of net investment income and other operating expenses are based on a number and assumptions of estimates, and the results would change if different methods were applied.

                 Transamerica Occidental Life Insurance Company

                                  Reinsurance
                             (Dollars in Thousands)

                               December 31, 2002

                                  Schedule IV


                                                                         ASSUMED                                PERCENTAGE
                                                      CEDED TO             FROM                                 OF AMOUNT
                                    GROSS              OTHER              OTHER                NET               ASSUMED
                                   AMOUNT            COMPANIES          COMPANIES             AMOUNT              TO NET
                               ----------------   ----------------   ----------------    ----------------     ----------------

YEAR ENDED DECEMBER 31, 2002
Life insurance in force        $    311,519,775   $    336,692,425   $    184,020,122    $    158,847,472                  116%

Premiums:
   Individual life             $      1,672,555   $        925,273   $        449,812    $      1,197,094                   38%
   Individual health                     99,824            106,042             58,714              52,496                  112%
   Group life and health                  9,951              6,362             (7,896)             (4,307)                 183%
   Annuity                              392,338            293,113            647,988             747,213                   87%
                               ----------------   ----------------   ----------------    ----------------     ----------------
                               $      2,174,668   $      1,330,790   $      1,148,618    $      1,992,496                   58%
                               ================   ================   ================    ================     ================

YEAR ENDED DECEMBER 31, 2001
Life insurance in force        $    289,306,065   $    310,449,745   $    169,770,753    $    148,627,073                  114%

Premiums:
   Individual life             $      1,550,693   $        893,635   $        496,023    $      1,153,081                   43%
   Individual health                    103,036             98,013             55,584              60,607                   92%
   Group life and health                 30,958             55,024             53,624              29,558                  181%
   Annuity                              541,784            436,061            387,222             492,945                   79%
                               ----------------   ----------------   ----------------    ----------------     ----------------
                               $      2,226,471   $      1,482,733   $        992,453    $      1,736,191                   57%
                               ================   ================   ================    ================     ================

YEAR ENDED DECEMBER 31, 2000
Life insurance in force        $    277,477,021   $    455,425,869   $    371,149,739    $    193,200,891                  192%

Premiums:
   Individual life             $      1,457,065   $      1,119,760   $        903,844    $      1,241,149                   74%
   Individual health                     91,282             95,419             47,973              43,836                  109%
   Group life and health                 49,345            124,268            178,843             103,920                  172%
   Annuity                            1,026,218            434,100            587,797           1,179,915                   49%
                               ----------------   ----------------   ----------------    ----------------     ----------------
                               $      2,623,910   $      1,773,547   $      1,718,457    $      2,568,820                   67%
                               ================   ================   ================    ================     ================

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                                 ANNUAL REPORT

Dear Investor:

PERFORMANCE

Following several quarters of punishing, negative returns, U.S. equity markets rebounded in the three months ended December 31, 2002. The S&P 500 Index gained ground, as did the performance for the Separate Account fund B. Driving the market's gains was a shift in investor sentiment as news on the economy improved somewhat and corporate earnings disappointments became fewer in number and less egregious. Stocks that have suffered the most earlier in the year -- in particular, telecommunications and technology issues -- led the market's advance.

PORTFOLIO COMMENTS

Likewise, the portfolio's technology holdings -- Microsoft, Qualcomm and Expedia -- excelled. Making even larger contributions to the portfolio's return were First Data Corp, our largest single holding, and, as a group, our media investments. All four of these cable TV- and satellite-company stocks were tainted in the preceding six months by the bankruptcy of WorldCom and the resulting distrust of businesses with leveraged balance sheets. Nonetheless, we chose to maintain our positions, believing that the companies' skilled management teams and sound business models could weather the storm. Our faith was justified. For instance, satellite-TV provider Echostar Communications successfully resolved issues surrounding a proposed merger that was disallowed by the FCC and, in the process, shored up its balance sheet. Cox Communications, a cable operator, reined in its capital spending, to generate positive cash flows a year sooner than expected. Generally speaking, we do not invest in derivatives for this portfolio.

With the market's resurgence, our diversified financial services investments, most of which earn fees based on their levels of assets, also did well, although not as well as that sector of the index.

MARKET OUTLOOK

At this juncture, we look for a slowly expanding economy, are moderately optimistic about the direction of the market, and feel strongly that the portfolio is well positioned. The bankruptcies of 2002 reduced overall corporate debt levels by a significant amount, while acting as a cautionary tale to companies, many of which have take a more conservative approach to managing their capital structures. So, even if the sluggish economy persists, businesses may be more successful in meeting earnings expectations in 2003. As for the portfolio, we believe it comprises companies whose business models hold up best, and whose different balance-sheet structures work most effectively, in a slow-growth or even deflationary environment.

/s/ Gary U. Rolle
Gary U. Rolle
President and Chairman, Board of Managers
Transamerica Occidental's Separate Account Fund B

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. VALUE WILL FLUCTUATE; CAN LOSE PRINCIPAL.

                       TABLE OF ACCUMULATION UNIT VALUES


                                 Accumulation
End of Quarter                    Unit Value
--------------                   ------------

December, 1992.................    5.580041
March, 1993....................    5.893141
June, 1993.....................    6.139891
September, 1993................    6.868266
December, 1993.................    6.851062
March, 1994....................    6.629959
June, 1994.....................    6.325672
September, 1994................    6.905430
December, 1994.................    7.364882
March, 1995....................    8.376121
June, 1995.....................    9.806528
September, 1995................   11.275672
December, 1995.................   11.163517
March, 1996....................   11.495829
June, 1996.....................   12.356950
September, 1996................   13.007681
December, 1996.................   14.289273
March, 1997....................   14.574090
June, 1997.....................   18.948025
September, 1997................   22.762719
December, 1997.................   20.822981



                                 Accumulation
End of Quarter                    Unit Value
--------------                   ------------


March, 1998....................   24.769837
June, 1998.....................   26.122076
September, 1998................   24.532238
December, 1998.................   31.039623
March, 1999....................   36.274720
June, 1999.....................   36.182643
September, 1999................   33.766134
December, 1999.................   43.812753
March, 2000....................   49.902772
June, 2000.....................   46.517366
September, 2000................   45.550563
December, 2000.................   38.753772
March, 2001....................   32.935996
June, 2001.....................   34.566512
September, 2001................   27.939022
December, 2001.................   31.800123
March, 2002....................   31.249545
June, 2002.....................   26.102110
September, 2002................   21.962538
December, 2002.................   24.139846


The table above covers the period from December, 1992, to December, 2002. The results shown should not be considered a representation of the gain or loss which may be realized from an investment made in the Fund today.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2002



Number
  of                                                 Market
Shares                 Common Stocks                Value(1)
------                 -------------                --------

          BANKING (7.13%)
 65,000   Northern Trust Corp..................... $ 2,278,250
 65,000   State Street Corp.......................   2,535,000
                                                   -----------
                                                     4,813,250
                                                   -----------
          BASIC INDUSTRY (4.97%)
 25,000   Pharmacia Corporation...................   1,045,000
 40,000   Praxair Inc.............................   2,310,800
                                                   -----------
                                                     3,355,800
                                                   -----------
          BROKERAGE (3.21%)
200,000   Charles Schwab Corporation..............   2,170,000
                                                   -----------
          COMMUNICATIONS (17.03%)
 75,000   Clear Channel Communications*...........   2,796,750
 85,000   Cox Communications Inc*.................   2,414,000
125,000   Echostar Communications.................   2,782,500
 85,000   Moody's Corporation.....................   3,509,650
                                                   -----------
                                                    11,502,900
                                                   -----------
          CONSUMER CYCLICAL (20.84%)
 40,000   Expedia Inc.............................   2,677,208
312,371   Liberty Media Corp......................   2,792,597
 65,000   Marriott International..................   2,136,550
120,000   Staples Inc.............................   2,196,000
 60,000   Walgreen Company........................   1,751,400
 50,000   Wal-Mart Stores.........................   2,525,500
                                                   -----------
                                                    14,079,255
                                                   -----------



Number
  of                                                 Market
Shares                 Common Stocks                Value(1)
------                 -------------                --------
          CONSUMER NON CYCLICAL (10.03%)
 45,000   Allergan Inc............................ $ 2,592,900
 80,000   Gillette Company........................   2,428,800
 75,000   Safeway, Inc*...........................   1,752,000
                                                   -----------
                                                     6,773,700
                                                   -----------
          NON-CAPTIVE FINANCE (6.12%)
100,000   MBNA Corp...............................   1,902,000
 80,000   Paychex Inc.............................   2,232,000
                                                   -----------
                                                     4,134,000
                                                   -----------
          OTHER INDUSTRY (6.28%)
130,000   Expeditors Intl Washington IN...........   4,244,500
                                                   -----------



          TECHNOLOGY (18.50%)
135,000   First Data Corp.........................   4,780,350
105,000   Intel Corp..............................   1,634,850
 70,000   Microsoft Corp*.........................   3,619,000
 67,500   QUALCOMM Inc............................   2,456,325
                                                   -----------
                                                    12,490,525
                                                   -----------
          TRANSPORTATION (4.20%)
 45,000   United Parcel Service...................   2,838,600
                                                   -----------
          TOTAL COMMON STOCK (98.31%).............  66,402,530
                                                   ===========
          Cash, Cash Equivalents and Receivables
           Less Liabilities (1.69%)...............   1,143,458
                                                   -----------
          NET ASSETS (100.00%).................... $67,545,988
                                                   ===========


------------

(1) Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities.

*   Indicates non-income producing stocks.

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2002


ASSETS:
Investments in common stock -- at market value
(cost$68,023,133)............................................   $66,402,530
Cash and cash equivalents...................................      1,265,603
Dividends and interest receivable...........................         34,900
                                                                -----------
     TOTAL ASSETS...........................................     67,703,033
LIABILITIES:
Due to Transamerica Occidental's general account............        157,045
                                                                -----------
NET ASSETS..................................................    $67,545,988
                                                                ===========
Net assets attributed to variable annuity
  contractholders -- 2,798,112 units at $24.139846 per
  unit......................................................    $67,545,988
                                                                ===========

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                              Year ended           Year ended
                                                          December 31, 2001    December 31, 2002
                                                          -----------------    -----------------

Net investment loss ....................................   $       (594,145)   $       (879,229)
Net realized gain/loss from security transactions ......         (5,465,983)         (5,598,250)
Net change in unrealized appreciation/depreciation on
  investments ..........................................        (16,193,424)        (15,197,287)
                                                           ----------------    ----------------
Net decrease in net assets resulting from
operations .............................................        (22,253,552)        (21,674,766)
Variable annuity deposits (net of sales and
 administration expenses and applicable state
premium taxes) .........................................             42,923              48,914
Payments to Contract Owners:
  Annuity payments .....................................            (22,185)            (31,298)
  Terminations and withdrawals .........................         (3,579,701)         (2,325,766)
                                                           ----------------    ----------------
Total decrease in net assets ...........................        (25,812,515)        (23,982,916)
Balance at beginning of period .........................         93,358,503         117,341,419
                                                           ----------------    ----------------
Balance at end of period ...............................   $     67,545,988    $     93,358,503
                                                           ================    ================


See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                            STATEMENT OF OPERATIONS

                               DECEMBER 31, 2002


NET INVESTMENT LOSS
  INCOME:
     Dividends .............................................   $    364,520
     Interest ..............................................         34,108
                                                               ------------
       Total investment income .............................        398,628
                                                               ------------
  EXPENSES:
     Investment management services ........................        229,101
     Mortality and expense risk charges ....................        763,672
                                                               ------------
       Total expenses ......................................        992,773
                                                               ------------
  Net investment loss ......................................       (594,145)
                                                               ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss from security transactions .............     (5,465,983)
  Net change in unrealized appreciation/depreciation on
     investments ...........................................    (16,193,424)
                                                               ------------
  Net realized and unrealized loss on investments ..........    (21,659,407)
                                                               ------------
       Net decrease in net assets resulting from
        operations .........................................   $(22,253,552)
                                                               ============


See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

     Transamerica Occidental's Separate Account Fund B (the Fund) is registered under the Investment Company Act of 1940 as an open-end diversified investment company. The Fund's investment objective is long-term capital growth.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as additional information becomes known which could impact the amounts reported and disclosed herein.

Investment in Common Stock

     Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities. The cost of securities purchased (excluding short-term investments) and proceeds from sales aggregated $24,755,684 and $28,228,648, respectively, in December 2002. The Fund had gross unrealized gains of $8,666,677 and gross unrealized losses of $10,287,281 at December 31, 2002 related to these investments. Realized gains and losses on investments are determined using the average cost method.

Cash Equivalents

     Cash equivalents consist of money market funds invested daily from excess cash balances on deposit.

Federal Income Taxes

     Operations of the Fund form a part of, and are taxed with, those of Transamerica Occidental Life Insurance Company (Transamerica Occidental Life), which is taxed as a "life insurance company" under the Internal Revenue Code. Under the current Internal Revenue Code law, the investment income of the Fund, including realized and unrealized capital gains is not taxable to Transamerica Occidental Life as long as the earnings are credited under the Contract. Accordingly, no provision for Federal income taxes has been made.

Expenses

     The value of the Fund has been reduced by charges on each valuation date for investment management services on the basis of an annual rate of 0.3% and mortality and expense risks on the basis of an annual rate of 1.0%. These charges are paid to Transamerica Occidental Life.

Other

     The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

NOTE B -- TRANSAMERICA OCCIDENTAL LIFE INVESTMENT

     As of December 31, 2002, Transamerica Occidental Life had deposited $2,000,000 (current fund value of $51,597,882) in the Fund under an amendment to the California Insurance Code which permits domestic life insurers to allocate amounts to such accounts. Transamerica Occidental Life is entitled to withdraw all but $100,000 of its proportionate share of the Fund, in whole or in part, at any time.

NOTE C -- INVESTMENT ADVISORY ARRANGEMENTS

     No remuneration was paid during 2002 by Transamerica Occidental's Separate Account Fund B to any member of the Board of Managers or officer of Fund B or any affiliated person of such members or officers.

     On April 17, 2002, shareholders of Fund B elected a new Board of Managers. The new Board consists of the following members: John R. Kenney, Chairman, Peter R. Brown, Vice Chairman, Daniel Calabria, Janice B. Case, Charles C. Harris, Leo J. Hill, Russell A. Kimball, Jr., William W. Short, Jr. and Patrick
S. Baird. On June 6, 2002, Larry N. Norman was appointed by the Board to replace Patrick S. Baird who resigned from the Board of Managers.

FINANCIAL HIGHLIGHTS

     Selected data for an accumulation unit outstanding throughout each period are as follows:


                                                                             Year Ended
                                                                            December 31,
                                                 2002           2001           2000           1999           1998
                                              ----------     ----------     ----------     ----------     ----------
Investment income .........................   $    0.139     $    0.141     $    0.096     $    0.097     $    0.098
Expenses ..................................        0.345          0.436          0.598          0.456          0.328
                                              ----------     ----------     ----------     ----------     ----------
Net investment loss .......................       (0.206)        (0.295)        (0.502)        (0.359)        (0.230)
Net realized and unrealized gain (loss) on
  investments .............................       (7.454)        (6.659)        (4.558)        13.132         10.447
                                              ----------     ----------     ----------     ----------     ----------
    Net increase (decrease) in accumulation
      unit value ..........................       (7.660)        (6.954)        (5.059)        12.773         10.217
Accumulation unit value:
  Beginning of period .....................       31.800         38.754         43.813         31.040         20.823
                                              ----------     ----------     ----------     ----------     ----------
  End of period ...........................   $   24.140     $   31.800     $   38.754     $   43.813     $   31.040
                                              ==========     ==========     ==========     ==========     ==========
Ratio of expenses to average accumulation
  fund balance ............................         1.28%          1.29%          1.33%          1.29%          1.32%
Ratio of net investment loss to average
  accumulation fund balance ...............        (0.77)%        (0.87)%        (1.12)%        (1.02)%        (0.92)%
Portfolio turnover ........................        32.69%         58.91%         49.87%         34.45%         53.78%
Number of accumulation units outstanding at
  end of period (000's omitted) ...........        2,798          2,936          3,028          3,084          3,193

TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                         REPORT OF INDEPENDENT AUDITORS

Contractholders and Board of Managers, Transamerica Occidental's Separate Account Fund B

Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Transamerica Occidental's Separate Account Fund B, including the portfolio of investments, as of December 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Occidental's Separate Account Fund B at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP
 Des Moines, Iowa
January 31, 2003

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                             MANAGERS AND OFFICERS

PETER R. BROWN, Vice Chairman, Director
DANIEL CALABRIA, Director
JANICE B. CASE, Director
CHARLES C. HARRIS, Director
LEO J. HILL, Director
JOHN R. KENNEY, Chairman of the Board, Director
RUSSELL A. KIMBALL, JR., Director
LARRY N. NORMAN, Director
WILLIAM W. SHORT, JR., Director
BRIAN C. SCOTT, President and Chief Executive Officer
THOMAS R. MORIARTY, Executive Vice President, Treasurer and Principal Financial Officer
JOHN K. CARTER, Senior Vice President, Secretary & General Counsel
WILLIAM T. DAVIS, Vice President, Investment Manager Oversight and Relations CHRISTOPHER G. ROETZER, Vice President and Principal Accounting Officer

Transamerica Occidental
Life Insurance Company
Annuity Service Center
4333 Edgewood Road NE
Cedar Rapids, IA 52499
877-717-8861


(LOGO)

TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B ANNUAL FINANCIAL REPORT DECEMBER 31, 2002


Must be preceded by a current Separate Account B prospectus.

                                OTHER INFORMATION

ITEM 28.  FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS:

Registrant
  Included in Part B
          All required financial statements are hereby incorporated by reference to the Annual Report to shareholders filed in accordance with Rule 30d-1 of the Investment Company Act of 1940. (File No. 2-34221).

Transamerica Occidental Life Insurance Company and Subsidiaries
  Included in Part B
          Report of Independent Auditors
          Consolidated Balance Sheet, December 31, 2002
          Consolidated Statement of Income, Three years ended December 31, 2002 Consolidated Statement of Shareholder's Equity, Three years ended
            December 31, 2002
          Consolidated Statement of Cash Flows, Three years ended
            December 31, 2002
          Notes to Financial Statements

(B)  EXHIBITS:

Exhibit
Number                                           Description of Document*
-------                                          ------------------------
 1                Resolutions of Board of Directors of Transamerica Occidental Life Insurance Company creating
                  Registrant.*
 2(i)             Rules and Regulations of Registrant. Articles of Incorporation*
 2(ii)            Rules and Regulations of Registrant, as amended April 27, 1989. By-Laws**
 3                Form of Custodian Agreement between Registrant, Transamerica Occidental Life Insurance Company
                  and Boston Safe Deposit and Trust Company of California.***
4(a)              Form of Agreement between Transamerica Occidental Life Insurance Company and Registrant entitled
                  "Investment Services Agreement" and dated January 1, 1981.*
4(b)              Form of Investment Advisory Agreement between Transamerica Occidental Life Insurance Company and
                  Transamerica Occidental's Separate Account Fund B dated July 21, 1999, and form of Investment
                  Services Agreement between Transamerica Occidental Life Insurance Company and Transamerica Investment
                  Services, Inc., dated July 21, 1999.****
 4(c)             Revised Form of Agreement between Transamerica Occidental Life
                  Insurance Company and Registrant entitled "Investment Advisory
                  Agreement" and dated April 20, 1971.*
 5                Form of Agreement between Transamerica Financial Resources, Inc., Transamerica Occidental Life
                  Insurance Company and Registrant entitled "Marketing Agreement" and dated July 1, 1969.*
 6                Contracts:
 6(i)               Annual Deposit Individual Equity Investment Fund Contract.*
 6(ii)              Single Deposit Individual Equity Investment Fund Contract to provide a deferred Variable
                    Annuity.*
 6(iii)             Single Deposit Individual Equity Investment Fund Contract to provide an immediate Variable
                    Annuity.*
 6(iv)              Endorsement to Immediate Annuity Contracts--changes definition of Valuation Date.*
 6(v)               Endorsement to Annuity Contracts issued in connection with 408 Plans. *
6(vi)               Endorsement to Annual Deposit and Deferred Annuity Contracts issued in connection with 403(b)
                    and H.R. 10 Plans.*
 6(vii)             Endorsement to define the term "Deposit" in some Contracts to mean "Purchase Payment."*
 6(viii)            Endorsement to modify definition of "Valuation Period."*
 6(ix)              Deposit Continuation on Total and Permanent Disability Rider.*
 6(x)               Endorsement for State of Michigan to define investment factors filed as part of this
                    Registration Statement.*
 6(xi)              Disclosure document used in the sale of Individual Retirement Annuity Contracts.*

 6(xii)             TSA Compliance Endorsement (form 1-00720-188).*
 6(xiii)            TSA Compliance Endorsement-PA (form 1-00720-188PA).*
 7(i)               Application for Individual Equity Investment Fund Contracts.*
 7(ii)              Revised Application for Individual Equity Investment Fund Contracts.*
 8                  Resolutions of the Board of Directors of Transamerica Occidental Life Insurance Company
                    adopting Rules and Regulations of Registrant and electing the first Board of Managers of
                    Registrant.*
 9                  Not applicable.
10                  Not applicable.
11                  Prototype Plan documents.*
12                  Opinion and Consent of Counsel.*
13                  Consent of Independent Auditors.******
14                  Not Applicable.
15                  Letter from Transamerica Occidental regarding its investment in the Fund.*
16(i)-(xxvii)       Power of Attorney.****
16(xxviii)          Powers of Attorney for: Brian C. Scott, Thomas R. Moriarty, Patrick S. Baird, Charles C.
                    Harris, Daniel Calabria, William W. Short, Leo J. Hill, Janice B. Case, John R. Kenney and
                    Peter R. Brown*****
16(xxviv)           Powers of Attorney for: Kim Day, Diane Meiners and Christopher H. Garrett******
17(i)               Acknowledgement of Restrictions on Redemptions Imposed by I.R.C.  Section 403(b).
17(ii)              Acknowledgement of Restrictions on Redemptions Imposed by the I.R.C.  and Texas Educational
                    Code.
18                  Representation of Reliance Upon No-Action Letter Regarding I.R.C.  Section 403(b).
27                  Financial Data Schedule.*****

----------------------
                  *With the exception of Exhibits 2(ii), 4(b), 6(iv), (v), (vi),
                  (vii), (viii), (ix), (xii), (xiii), 7(ii), 12, 13, 15, 17(i),
                  (ii), 18 and 27 these are exhibits to Registrant's Registration Statement on Form N-8B-1 and were formerly numbered 1(a), (b), 2, 4(a)(i) I, II, III, 4(a)(ii), 5, 6, 8 and 13, are incorporated herein by reference. Exhibits 6(iv),
                  (v), (vi), (vii), (viii), 6(x), 7(i), (ii), (iii), 12 formerly numbered 1(d)(i) V, VI, VII, VIII, IX, 8, 6, 7, 5, 3 and 9 respectively, have been previously filed as exhibits to Registrant's Registration Statement on Form S-5 and are incorporated herein by Reference. Exhibits 4(a), 4(b), 5, 6(i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix), (x),
                  (xi), 7(i), 7(ii), 8, 11, 12, 13, 14 and 15, formerly 8, 5(a),
                  5(b), 6, 4(a)(i), (ii), (iii), (iv), (v), (vi), (vii), (viii),
                  (ix), (x), (xi), 4(b)(i), 4(b)(ii), 1(b), 14, 10(a), 10(b), 11
                  and 12, respectively, have been previously filed as exhibits to the Registrant's Registration Statement on Form N-1 and are incorporated herein by reference.

                  **Exhibit 13 is incorporated by reference to the like-numbered exhibits to Post-Effective Amendment No. 44 to this Registration Statement on Form N-3 (April 28, 1997).

                  ***.Exhibit 3 is incorporated by reference to the like-numbered exhibits to Post-Effective Amendment No. 45 to this Registration Statement on Form N-3 (April 27, 1998).

                  **** Exhibits 16 (i)-(xxvii) and 27 are incorporated by reference to the like-numbered exhibits to Post Effective Amendment No. 47 to this Registration Statement on Form N-3 (April 26, 2000).

                  **** Exhibits 16 (xxviii) is incorporated by reference to the like-numbered exhibits to Post Effective Amendment No. 50 to this Registration Statement on Form N-3 (April 29, 2002).

                  ******Filed herewith.

ITEMS 29 AND 33.
DIRECTORS AND OFFICERS OF THE COMPANY AND BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

          The names of Directors and Executive Officers of the Company, their positions and offices with the Company, and their other affiliations are as follows. The address of Directors and Executive Officers is 1150 South Olive Street, Los Angeles, California 90015-2211, unless indicated by asterisk.

------------------------------------------------------------------------------------------------------------------------------
                                                                                        OTHER BUSINESS AND BUSINESS ADDRESS,
        NAME AND PRINCIPAL          POSITION AND OFFICES     POSITION AND OFFICES     PROFESSION, VOCATION OR EMPLOYMENT OF A
         BUSINESS ADDRESS             WITH THE COMPANY         WITH REGISTRANT       SUBSTANTIAL NATURE ENGAGED IN FOR HIS OWN
                                                                                      ACCOUNT DURING LAST TWO FISCAL YEARS OR
                                                                                      AS DIRECTOR, OFFICER, EMPLOYEE, PARTNER
                                                                                                     OR TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Brenda K. Clancy*                   Director and Senior    None                      Director (1999 - present), Senior Vice
                                    Vice President                                   President (2000 - present) of
                                                                                     Transamerica Occidental Life Insurance
                                                                                     Company ("TOLIC"). Senior Vice
                                                                                     President, Corporate (1991 - present),
                                                                                     Treasurer and CFO (1996 - present) of
                                                                                     TLIC.
------------------------------------------------------------------------------------------------------------------------------
Diane Meiners*                      Director, Vice         None                      Director (2001 - present) and Vice
                                    President and                                    President (1999 - present) of TOLIC.
                                    Treasurer

------------------------------------------------------------------------------------------------------------------------------
Gary U. Rolle**                     Investment Officer     None                      Director (1981 - 2001) of TOLIC.
                                                                                     Executive Vice President and CIO (1981 -
                                                                                     present) of Transamerica Investment
                                                                                     Services, Inc.
------------------------------------------------------------------------------------------------------------------------------
                                                                                        OTHER BUSINESS AND BUSINESS ADDRESS,
        NAME AND PRINCIPAL          POSITION AND OFFICES     POSITION AND OFFICES     PROFESSION, VOCATION OR EMPLOYMENT OF A
         BUSINESS ADDRESS             WITH THE COMPANY         WITH REGISTRANT       SUBSTANTIAL NATURE ENGAGED IN FOR HIS OWN
                                                                                      ACCOUNT DURING LAST TWO FISCAL YEARS OR
                                                                                      AS DIRECTOR, OFFICER, EMPLOYEE, PARTNER
                                                                                                     OR TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Craig D. Vermie*                    Director, Vice         None                      Director (1999 - present) of TOLIC; Vice
                                    President and Counsel                            President (1990 - present), General
                                                                                     Counsel, Corporate  (1996 - present) of
                                                                                     TLIC.
------------------------------------------------------------------------------------------------------------------------------
Ron F. Wagley**                     Director and           None                      President and Director (1999 - present),
                                    President                                        Senior Vice President and Chief Agency
                                                                                     Officer (1993 - 2000), Vice President
                                                                                     (1989 - 1993) of TOLIC.
------------------------------------------------------------------------------------------------------------------------------

--------------------
*                         4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499
**                        1150 S. Olive St., Los Angeles, California  90015-2211



ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

Registrant is a separate account controlled by the Contract Owners, and is not controlled by or under common control with any other person. The Company, the Fund's Investment Adviser, may be deemed to be in control of the Fund, and the Company and Transamerica Investment Services, Inc., may be deemed to be controlled by their parent, Transamerica Corporation, a subsidiary of AEGON N.V.

The following chart indicates the persons controlled by or under common control with Transamerica.

NAME                                     JURISDICTION OF       PERCENT OF VOTING SECURITIES
                                         INCORPORATION         OWNED                             BUSINESS
VERENIGING AEGON                         Netherlands                                             Netherlands Membership
                                                                                                 Association

AEGON N.V.                               Netherlands           51.27% of Vereniging              Holding Company
                                                               AEGON Netherlands
                                                               Membership Association

AEGON Nederland N.V.                     Netherlands           100% AEGON N.V.                   Holding Company

AEGON Nevak Holding B.V.                 Netherlands           100% AEGON N.V.                   Holding Company

AEGON Derivatives                        Netherlands           100% AEGON N.V.                   Holding Company

AEGON International N.V.                 Netherlands           100% AEGON N.V.                   Holding Company

AEGON Trust Advisory Board Members:      Delaware              100% AEGON International N.V.     Manage assets of AEGON
K.J.Storm                                                                                        U.S. Holding Corporation
Donald J. Shepard
Joseph Streppel
Dennis Hersch

AEGON U.S. Holding Corporation           Delaware              100% AEGON Trust                  Holding company

AEGON DMS Holding B.V.                   Netherlands           100% AEGON International N.V.     Holding company

JCPenney Financial & Marketing           Korea                 100% AEGON DMS Holding B.V.       Marketing
Services Group LTD

JCPenney Direct Marketing Services       Japan                 100% AEGON DMS Holding B.V.       Marketing
Japan K.K.

Canadian Premier Holdings LTD            Canada                100% AEGON DMS Holding B.V.       Holding company

Canadian Premier Life Insurance Company  Canada                100% Canadian Premier Holdings    Holding company
                                                               LTD

Legacy General Insurance Company         Canada                100% Canadian Premier Life        Insurance
                                                               Insurance Company

Cornerstone International Holdings LTD   United Kingdom        100% AEGON DMS Holding B.V.       Holding company

Cornerstone International Marketing LTD  United Kingdom        100% Cornerstone International    Marketing company
                                                               Holdings, LTD

Stonebridge International Insurance LTD  United Kingdom        100% Cornerstone International    Insurance company
                                                               Marketing, LTD

JCPenney Direct Asia Pacific Pty LTD     Australia             100% AEGON DMS Holding B.V.       Holding company

JCPenney Direct Service Asia Pacific     Australia             100% JCPenney Direct Asia         Operations company
Pty LTD                                                        Pacific Pty LTD

NAME                                     JURISDICTION OF       PERCENT OF VOTING SECURITIES
                                         INCORPORATION         OWNED                             BUSINESS
JCPenney Insurance Marketing Asia        Australia             100% JcPenney Direct Asia         Marketing company
Pacific Pty LTD                                                Pacific Pty LTD

Short Hills Management Company           New Jersey            100% AEGON U.S. Holding           Insurance Agent
                                                               Corporation

COPRA Reinsurance Company                New York              100% AEGON U.S.                   Reinsurance
                                                               Holding Corporation

AEGON Management Company                 Indiana               100% AEGON U.S.                   Insurance holding company
                                                               Holding Corporation

AEGON U.S. Corporation                   Iowa                  100% AEGON U.S. Holding           Holding company
                                                               Corporation

Transamerica Corporation and             Delaware              100% AEGON NV                     Major interest in
subsidiaries ("TAC")                                                                             insurance and finance

AEGON USA, Inc.                          Iowa                  AEGON U.S. Holding Corporation,   Holding company
                                                               AEGON U.S. Corporation

RCC North America, L.L.C.                Delaware              100% AEGON USA, Inc.              Real estate

Transamerica Holding Company, L.L.C.     Delaware              100% AEGON USA, Inc.              Holding Company

AEGON Funding Corp.                      Delaware              100% Transamerica Holding         Issue debt securities-net
                                                               Company, L.L.C.                   proceeds used to make
                                                                                                 loans to affiliates

First AUSA Life Insurance Company        Maryland              100% Transamerica Holding         Insurance holding company
                                                               Company, L.L.C.
Transamerica Financial Life Insurance    New York              100% First AUSA Life Insurance    Insurance
Company                                                        Company

Life Investors Insurance Company of      Iowa                  100% First AUSA Life Ins.         Insurance
America                                                        Company.

Apple Partners of Iowa, L.L.C.           Iowa                  100% LICCA                        Apple production, packing,
                                                                                                 storage and sales

Life Investors Alliance, LLC             Delaware              100% LIICA                        Purchase, own, and hold
                                                                                                 the equity interest of
                                                                                                 other entities

Transamerica Life Insurance Company      Iowa                  100% First AUSA Life Ins.         Insurance
                                                               Company.

AEGON Financial Services Group, Inc.     Minnesota             100% Transamerica Life            Marketing
                                                               Insurance Co.

AEGON Assignment Corporation of          Kentucky              100% AEGON Financial Services     Administrator of
Kentucky                                                       Group, Inc.                       structured settlements

NAME                                     JURISDICTION OF       PERCENT OF VOTING SECURITIES
                                         INCORPORATION         OWNED                             BUSINESS
AEGON Assignment Corporation             Illinois              100% AEGON Financial Services     Administrator of
                                                               Group, Inc.                       structured settlements

Transamerica Financial Institutions,     Minnesota             100% AEGON Financial Services     Life insurance and
Inc.                                                           Group, Inc.                       underwriting services

Southwest Equity Life Ins. Co.           Arizona               100% of Common Voting Stock       Insurance
                                                               First AUSA Life Ins. Company.

Iowa Fidelity Life Insurance Co.         Arizona               100% of Common Voting Stock       Insurance
                                                               First AUSA Life Ins. Company.

Western Reserve Life Assurance Co. of    Ohio                  100% First AUSA Life Ins.         Insurance
Ohio                                                           Company

WRL Insurance Agency, Inc.               California            100% Western Reserve Life         Insurance Agency
                                                               Assurance Co. of Ohio

WRL Insurance Agency of Alabama, Inc.    Alabama               100% WRL Insurance Agency, Inc.   Insurance Agency

WRL Insurance Agency of Massachusetts,   Massachusetts         100% WRL Insurance Agency, Inc.   Insurance Agency
Inc.

WRL Insurance Agency of Nevada, Inc.     Nevada                100% WRL Insurance Agency, Inc.   Insurance Agency

WRL Insurance Agency of Wyoming          Wyoming               100% WRL Insurance Agency, Inc.   Insurance Agency

AEGON/Transamerica Series Fund, Inc.     Maryland              Various                           Mutual Fund

AEGON/Transamerica Fund Advisers, Inc.   Florida               78% Western Reserve Life          Registered investment
                                                               Assurance Co. of Ohio             adviser
                                                               22% AUSA Holding Company

AEGON/Transamerica Fund Services, Inc.   Florida               100% Western Reserve Life         Provides administration
                                                               Assurance Co. of Ohio             for affiliated mutual fund

World Financial Group Insurance          California            100% Western Reserve Life         Insurance agency
Agency, Inc.                                                   Assurance Co. of Ohio

World Financial Group Insurance Agency   Alabama               100% World Financial Group        Insurance Agency
of Alabama, Inc.                                               Insurance Agency, Inc.

World Financial Group Insurance Agency   Massachusetts         100% World Financial Group        Insurance Agency
of Massachusetts, Inc.                                         Insurance Agency, Inc.

World Financial Group Insurance Agency   Hawaii                100% World Financial Group        Insurance Agency
of Hawaii, Inc.                                                Insurance Agency, Inc.

World Financial Group Insurance Agency   Nevada                100% World Financial Group        Insurance Agency
of Nevada, Inc.                                                Insurance Agency, Inc.

NAME                                     JURISDICTION OF       PERCENT OF VOTING SECURITIES
                                         INCORPORATION         OWNED                             BUSINESS
World Financial Group Insurance Agency   New Mexico            100% World Financial Group        Insurance Agency
of New Mexico, Inc.                                            Insurance Agency, Inc.

World Financial Group Insurance Agency   Wyoming               100% World Financial Group        Insurance Agency
of Wyoming                                                     Insurance Agency, Inc.

AEGON Equity Group, Inc.                 Florida               100% Western Reserve Life         Insurance Agency
                                                               Assurance Co. of Ohio

WFG Property & Casualty Insurance        Georgia               100% World Financial Group        Insurance
Agency, Inc.                                                   Insurance Agency, Inc.
WFG Property & Casualty Insurance        Alabama               100% World Financial Group        Insurance
Agency of Alabama, Inc.                                        Insurance Agency, Inc.
WFG Property & Casualty Insurance        California            100% World Financial Group        Insurance
Agency of California, Inc.                                     Insurance Agency, Inc.
WFG Property & Casualty Insurance        Mississippi           100% World Financial Group        Insurance
Agency of Mississippi, Inc.                                    Insurance Agency, Inc.
WFG Property & Casualty Insurance        Nevada                100% World Financial Group        Insurance
Agency of Nevada, Inc.                                         Insurance Agency, Inc.
WFG Property & Casualty Insurance        Wyoming               100% World Financial Group        Insurance
Agency of Wyoming, Inc.                                        Insurance Agency, Inc.
Monumental General Casualty Co.          Maryland              100% First AUSA Life Ins.         Insurance
                                                               Company.
United Financial Services, Inc.          Maryland              100% First AUSA Life Ins.         General agency
                                                               Company.
Bankers Financial Life Ins. Co.          Arizona               100% First AUSA Life Ins.         Insurance
                                                               Company.
The Whitestone Corporation               Maryland              100% First AUSA Life Ins.         Insurance agency
                                                               Company.
Cadet Holding Corp.                      Iowa                  100% First AUSA Life Insurance    Holding company
                                                               Company

Monumental General Life Insurance        Puerto Rico           51% First AUSA Life Insurance     Insurance
Company of Puerto Rico                                         Company
                                                               49% Baldrich & Associates of
                                                               Puerto Rico

TFLIC Holding Company                    Maryland              100% Transamerica Holding         Holding company
                                                               Company

AEGON USA Investment Management, Inc.    Iowa                  100% Transamerica Holding         Investment Adviser
                                                               Company

AEGON USA Securities, Inc.               Iowa                  100% Transamerica Holding         Broker-Dealer
                                                               Company

Monumental General Insurance Group,      Maryland              100% TFLIC Holding Company.       Holding company
Inc.

Trip Mate Insurance Agency, Inc.         Kansas                100% Monumental General           Sale/admin. of travel
                                                               Insurance Group, Inc.             insurance

NAME                                     JURISDICTION OF       PERCENT OF VOTING SECURITIES
                                         INCORPORATION         OWNED                             BUSINESS
Monumental General Administrators, Inc.  Maryland              100% Monumental General           Provides management srvcs.
                                                               Insurance Group, Inc.             to unaffiliated third
                                                                                                 party administrator

National Association Management And      Maryland              100% Monumental General           Provides actuarial
Consultant Services, Inc.                                      Administrators, Inc.              consulting services

Monumental General Mass Marketing, Inc.  Maryland              100% Monumental General           Marketing arm for sale of
                                                               Insurance Group, Inc.             mass marketed insurance
                                                                                                 coverages

Transamerica Capital, Inc.               California            100% TFLIC Holding Co.            Broker/Dealer

Universal Benefits Corporation           Iowa                  100% TFLIC Holding Co.            Third party administrator

Investors Warranty of America, Inc.      Iowa                  100% TFLIC Holding Co.            Provider of automobile
                                                                                                 extended maintenance
                                                                                                 contracts

Massachusetts Fidelity Trust Co.         Iowa                  100% TFLIC Holding Co.            Trust company

Money Services, Inc.                     Delaware              100% TFLIC Holding Co.            Provides financial
                                                                                                 counseling for employees
                                                                                                 and agents of affiliated
                                                                                                 companies

ADB Corporation, L.L.C.                  Delaware              100% Money Services, Inc.         Special purpose limited
                                                                                                 Liability company

ORBA Insurance Services, Inc.            California            26.91% Money Services, Inc.       Insurance agency

Great Companies L.L.C.                   Iowa                  30% Money Services, Inc.          Markets & sells mutual
                                                                                                 funds & individually
                                                                                                 managed accounts

AEGON USA Travel and Conference          Iowa                  100% Money Services               Travel and Conference
Services, L.L.C.                                                                                 Services

Roundit, Inc.                            Maryland              50% TFLIC Holding Co.             Financial services

Zahorik Company, Inc.                    California            100% TFLIC Holding Co.            Broker-Dealer

ZCI, Inc.                                Alabama               100% Zahorik Company, Inc.        Insurance agency

Zahorik Texas, Inc.                      Texas                 100% Zahorik Company, Inc.        Insurance agency

Long, Miller & Associates, L.L.C.        California            33-1/3% TFLIC Holding Co.         Insurance agency

AEGON Asset Management Services, Inc.    Delaware              100% TFLIC Holding Co.            Registered investment
                                                                                                 advisor

World Group Securities, Inc.             Delaware              100% AEGON Asset Management       Broker-Dealer
                                                               Services, Inc.

NAME                                     JURISDICTION OF       PERCENT OF VOTING SECURITIES
                                         INCORPORATION         OWNED                             BUSINESS
World Financial Group, Inc.              Delaware              100% AEGON Asset Management       Marketing
                                                               Services, Inc.

Intersecurities, Inc.                    Delaware              100% TFLIC Holding Co.            Broker-Dealer

Idex Investor Services, Inc.             Florida               100% TFLIC Holding Co.            Shareholder services

Idex Management, Inc.                    Delaware              100% TFLIC Holding Co.            Investment advisor

IDEX Mutual Funds                        Massachusetts         Various                           Mutual fund

Diversified Investment Advisors, Inc.    Delaware              100% TFLIC Holding Co.            Registered investment
                                                                                                 advisor

Diversified Investors Securities Corp.   Delaware              100% Diversified Investment       Broker-Dealer
                                                               Advisors, Inc.

George Beram & Company, Inc.             Massachusetts         100% Diversified Investment       Employee benefit and
                                                               Advisors, Inc.                    actuarial consulting

Creditor Resources, Inc.                 Michigan              100% TFLIC Holding Co.            Credit insurance

CRC Creditor Resources Canadian Dealer   Canada                100% Creditor Resources, Inc.     Insurance agency
Network Inc.

Premier Solutions Group, Inc.            Maryland              100% Creditor Resources, Inc.     Insurance agency

AEGON USA Investment Management, LLC.    Iowa                  100% Transamerica Holding         Investment advisor
                                                               Company, L.L.C.

AEGON USA Realty Advisors, Inc.          Iowa                  100% TFLIC Holding Co.            Provides real estate
                                                                                                 administrative and real
                                                                                                 estate investment services

AEGON USA Real Estate Services, Inc.     Delaware              100% AEGON  USA Realty            Real estate and mortgage
                                                               Advisors, Inc.                    holding company

QSC Holding, Inc.                        Delaware              100% AEGON USA Realty Advisors,   Real estate and financial
                                                               Inc.                              software production and
                                                                                                 sales

Realty Information Systems, Inc.         Iowa                  100% AEGON USA Realty Advisors,   Information Systems for
                                                               Inc                               real estate investment
                                                                                                 management

Commonwealth General Corporation and     Delaware              100% AEGON U.S. Corporation       Holding company
subsidiaries

Veterans Life Insurance Co.              Illinois              100% Transamerica Holding         Insurance company
                                                               Company, L.L.C.

Peoples Benefit Services, Inc.           Pennsylvania          100% Veterans Life Ins. Co.       Special-purpose subsidiary

ITEM 31.  NUMBER OF HOLDERS OF SECURITIES

As of April 30, 2003 there were 269 Contract Owners of Registrant's Contracts.


ITEM 32.  INDEMNIFICATION

In general, pursuant to the Rules and Regulations of the Registrant, each member of the Board and each Officer and agent of the Fund shall be indemnified by the Fund for expenses incurred in connection with the defense of any proceeding in which he is made a party by reason of the fact that he holds or held such position with the Fund. However, there shall be no indemnification in relation to matters as to which such person shall be finally adjudged in such proceeding to be liable for negligence or misconduct in the performance of duties. No person shall be protected against liability to the Fund or to Contract Owners to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

Pursuant to the Marketing Agreement with the Underwriter, Transamerica Occidental will indemnify and hold harmless the Underwriter and each person who controls it against any liabilities to the extent that they arise from inaccurate or misleading statements in material provided by Transamerica Occidental.

In compliance with Section 17(g) of the 1940 Act and Rule 17g-1 thereunder, the Fund maintains a blanket fidelity bond against larceny, embezzlement and similar losses covering each Officer and employee who may have access to securities or funds of the registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Additionally, the Company's Bylaws provide in Article V as follows:

Section 1. Right to Indemnification.

Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expense, liability, and loss (including attorneys' fees, judgements, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter "Expenses"); provided however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. It is the Corporation's intent that the bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the Corporation's Articles of Incorporation.

Section 2. Authority to Advance Expenses.

Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding, provided, however, that if required by the California General Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article or otherwise. Expenses incurred by other Agents of the corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon the receipt of a similar undertaking, if required by law, and upon such other terms and conditions as the Board of Directors deems appropriate. Any obligation to reimburse the corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

Section 3. Right of Claimant to Bring Suit.

If a claim under Section 1 or 2 of this Article is not paid in full by the corporation within 30 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys' fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the California General Corporation Law for the corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the California General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

Section 4. Provisions Nonexclusive.

The rights conferred on any person by this Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the Articles, agreement, or vote of the stockholders or disinterested directors is inconsistent with these bylaws, the provision, agreement, or vote shall take precedence.

Section 5. Authority to Insure.

The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense asserted against or incurred by such person, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article [provided that, in cases where the corporation owns all or a portion of the shares of the company issuing the insurance policy, the company and/or the policy must meet one of the two sets of conditions set forth in Section 317 of the California General Corporation Law, as amended].

Section 6. Survival of Rights.

The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

Section 7. Settlement of Claims.

The corporation shall not be liable to indemnify any Agent under this Article
(a) for any amounts paid in settlement of any action or claim effected without the corporation's written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award, if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

Section 8. Effect of Amendment

Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification.

Section 9. Subrogation.

In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

Section 10. No Duplication of Payments.

The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling person of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by the director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The directors and officers of Transamerica Occidental Life Insurance Company are covered under a Directors and Officers liability program which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Effective 11/15/00, Transamerica's Multi-Line/Multi-Year insurance coverages were combined with AEGON's "Primary" and "Blended" policies. AEGON has separate "Primary" policies underneath the "Blended" multi-line coverage. The D&O portion of the Multi-Line policy was merged with AEGON's program on 7/21/99. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program for Coverage A and for Coverage B is $1,000,000,000 for the period 7/21/99 to 1/31/2004. Coverage B is subject to a self insured retention of $500,00 within Anglo-Saxon countries, $250,000 outside of Anglo-Saxon countries and $750,000 for securities claims. The lead insurer is now Chubb for the "Blended" multi-line coverage.

ITEM 33.  SEE ITEM 29.

ITEM 34.  PRINCIPAL UNDERWRITER

         (a) Transamerica Financial Advisors, Inc. (name changed from "Transamerica Financial Resources, Inc.", effective March 1, 2002), the principal Underwriter is also an underwriter and distributor for Annuity Contracts funded by Transamerica Occidental Life Insurance Company's Separate Account VA-2L and Transamerica Life Insurance Company of New York's Separate Account VA-2LNY. The Underwriter is wholly-owned by Transamerica Insurance Corporation, a wholly-owned subsidiary of Transamerica Insurance Corporation, a subsidiary of AEGON, N.V.


(b) The following table furnishes information with respect to each director and officer of the principal Underwriter currently distributing securities of the registrant:

                                                Position and                        Position and
Names and Principal                             Offices with                        Offices with
Business Address                            Principal Underwriter                    Registrant
-----------------------------------------------------------------------------------------------
Sandy Brown                                Director, President and                      None
1150 South Olive Street                    Chief Operating Officer
Los Angeles, California

Monica Suryapranata                        Treasurer                                    None
1150 South Olive Street
Los Angeles, California

Dan Caneva Vice President,                 Chief Compliance Officer and
Secretary None
1150 South Olive Street
Los Angeles, California

Ken Kilbane                                Director                                    None
1150 South Olive Street
Los Angeles, California

Dan Trivers                                Vice President and Director                 None
1150 South Olive Street                    of Administration
Los Angeles, California

William H. Tate                            Director                                    None
1150 South Olive Street
Los Angeles, California

Susan Vivino
1150 South Olive Street                    Assistant Secretary                         None
Los Angeles, California

Ron F. Wagley                              Chairman of the Board                                               None
1150 South Olive Street
Los Angeles, California

The Underwriter received in 2002, $0.00 from Fund B.



ITEM 35.  LOCATION OF ACCOUNTS AND RECORDS

The Company maintains physical possession of each account, book, or other document required to be maintained at its offices at 1150 South Olive Street, Los Angeles, California 90015 and 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

ITEM 36.  MANAGEMENT SERVICES

Not applicable.

ITEM 37.  UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

(d) Transamerica Occidental Life Insurance Company hereby represents that the fees and charges deducted under Contracts are reasonable in the aggregate in relation to services rendered, expenses expected to be incurred and risks assumed by Transamerica.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Transamerica Occidental's Separate Account Fund B certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Los Angeles and State of California on the 30th day of April, 2003.

      TRANSAMERICA OCCIDENTAL'S  SEPARATE ACCOUNT FUND B

By:   /s/ John K. Carter
      ----------------------------------
               John K. Carter,
               Senior Vice President, General Counsel
               and Secretary

As required by the Securities Act of 1933, this Post-Effective Amendment No. 51 to the Registration Statement has been signed below by the following persons on the dates and in the capacities indicated:

       SIGNATURE                                TITLE                                    DATE
/s/ Brian C. Scott             *       President and Chief Executive Officer        April 30, 2003
-------------------------------
Brian C. Scott

/s/ Kim D. Day                         Vice President, Treasurer                    April 30, 2003
-------------------------------        and Principal Financial Officer
Kim D. Day

/s/ John K. Kenney             *       Manager and Chairman                         April 30, 2003
-------------------------------
John K. Kenney

/s/ Peter R. Brown             *       Manager and Vice Chairman                    April 30, 2003
-------------------------------
Peter R. Brown

/s/ Charles C. Harris          *       Manager                                      April 30, 2003
-------------------------------
Charles C. Harris

/s/ Daniel Calabria            *       Manager                                      April 30, 2003
-------------------------------
Daniel Calabria

/s/ William W. Short, Jr.      *       Manager                                      April 30, 2003
-------------------------------
William W. Short, Jr.

/s/ Leo J. Hill                *      Manager                                       April 30, 2003
-------------------------------
Leo J. Hill

/s/ Janice B. Case             *      Manager                                       April 30, 2003
-------------------------------
Janice B. Case

/s/ Russell A. Kimball, Jr.    *      Manager                                       April 30, 2003
-------------------------------
Russell A. Kimball, Jr.

/s/ Larry N. Norman            *      Manager                                       April 30, 2003
-------------------------------
Larry N. Norman

/s/ John K. Carter
---------------------------------
*By:  John K. Carter
  As Attorney in Fact

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, Transamerica Occidental Life Insurance Company certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 51 to the Registration Statement and has caused this Registration Statement to be signed on its behalf in the city of St. Petersburg and state of Florida on the 30th day of April 2003.

                                  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY


                                  By: /s/ John K. Carter
                                      --------------------------------------
                                                  John K. Carter
                                                  Vice President and Counsel


         As required by the Securities Act of 1933, this Post-Effective Amendment No. 51 to its Registration Statement has been signed below by the following persons or by their duly appointed attorney-in-fact in the capacities specified:

SIGNATURES                           TITLES                                      DATE
/s/ Ron F. Wagley            *       Director and President                      April 30, 2003
-----------------------------
Ron F. Wagley


/s/ Brenda K. Clancy         *       Director and Senior Vice President          April  30, 2003
-----------------------------
Brenda K. Clancy

/s/ Diane Meiners            *       Director, Vice President and Treasurer      April 30 , 2003
-----------------------------
Diane Meiners

/s/ Christopher H. Garrett   *       Director                                    April 30 , 2003
-----------------------------
Christopher H. Garrett

/s/ Craig D. Vermie          *       Director, Vice President, Counsel           April 30, 2003
-----------------------------        and Secretary
Craig D. Vermie


/s/ John K. Carter
-----------------------------
* John K. Carter
   as Attorney in Fact

                                  Exhibit Index

         Exhibit No.                         Description of Exhibit
         -----------                         ----------------------
             13.                Consent of Independent Certified Public Accountant

         16. (xxviv)            Powers of Attorney